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                                                                    EXHIBIT 4.32

                                    INDENTURE

                                     between

                          PINNACLE ENTERTAINMENT, INC.

                                       and

                      _________________________, as Trustee

                        Dated as of ______________, 2002

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ARTICLE I        DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...............   1

    SECTION 1.1     DEFINITIONS; INTERPRETATION........................................   1

    SECTION 1.2     COMPLIANCE CERTIFICATES AND OPINIONS...............................   9

    SECTION 1.3     FORM OF DOCUMENTS DELIVERED TO TRUSTEE.............................  10

ARTICLE II       DEBT SECURITY FORMS...................................................  10

    SECTION 2.1     FORMS GENERALLY....................................................  10

    SECTION 2.2     FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION....................  11

    SECTION 2.3     SECURITIES IN GLOBAL FORM..........................................  11

ARTICLE III      THE DEBT SECURITIES...................................................  12

    SECTION 3.1     AMOUNT UNLIMITED; ISSUABLE IN SERIES...............................  12

    SECTION 3.2     DENOMINATIONS......................................................  15

    SECTION 3.3     EXECUTION, AUTHENTICATION, DELIVERY AND DATING.....................  15

    SECTION 3.4     TEMPORARY DEBT SECURITIES; EXCHANGE OF TEMPORARY GLOBAL
                    NOTES FOR DEFINITIVE DEBT SECURITIES; GLOBAL NOTES
                    REPRESENTING DEBT SECURITIES.......................................  17

    SECTION 3.5     REGISTRATION, TRANSFER AND EXCHANGE................................  19

    SECTION 3.6     MUTILATED, DESTROYED, LOST AND STOLEN DEBT SECURITIES..............  20

    SECTION 3.7     PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.....................  20

    SECTION 3.8     CANCELLATION.......................................................  22

    SECTION 3.9     COMPUTATION OF INTEREST............................................  22
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    SECTION 3.10    MANDATORY DISPOSITION OF DEBT SECURITIES PURSUANT TO GAMING
                    LAWS.................................................................    22

ARTICLE IV       SATISFACTION AND DISCHARGE..............................................    23

    SECTION 4.1     SATISFACTION AND DISCHARGE OF INDENTURE..............................    23

    SECTION 4.2     APPLICATION OF TRUST MONEY...........................................    24

ARTICLE V        REMEDIES................................................................    24

    SECTION 5.1     EVENTS OF DEFAULT....................................................    24

    SECTION 5.2     ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT...................    25

    SECTION 5.3     COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                    TRUSTEE..............................................................    26

    SECTION 5.4     TRUSTEE MAY FILE PROOFS OF CLAIM.....................................    27

    SECTION 5.5     TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF DEBT
                    SECURITIES...........................................................    28

    SECTION 5.6     APPLICATION OF MONEY COLLECTED.......................................    28

    SECTION 5.7     LIMITATION ON SUITS..................................................    28

    SECTION 5.8     UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL,
                    PREMIUM AND INTEREST.................................................    29

    SECTION 5.9     RESTORATION OF RIGHTS AND REMEDIES...................................    29

    SECTION 5.10    RIGHTS AND REMEDIES CUMULATIVE.......................................    30

    SECTION 5.11    DELAY OR OMISSION NOT WAIVER.........................................    30

    SECTION 5.12    CONTROL BY HOLDERS...................................................    30

    SECTION 5.13    WAIVER OF PAST DEFAULTS..............................................    30

    SECTION 5.14    UNDERTAKING FOR COSTS................................................    31

    SECTION 5.15    WAIVER OF STAY OR EXTENSION LAWS.....................................    31

ARTICLE VI       THE TRUSTEE.............................................................    31

    SECTION 6.1     CERTAIN DUTIES AND RESPONSIBILITIES..................................    31
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    SECTION 6.2         NOTICE OF DEFAULTS...............................................    33

    SECTION 6.3         CERTAIN RIGHTS OF TRUSTEE........................................    33

    SECTION 6.4         NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF DEBT
                        SECURITIES ......................................................    34

    SECTION 6.5         MAY HOLD DEBT SECURITIES.........................................    34

    SECTION 6.6         MONEY HELD IN TRUST..............................................    35

    SECTION 6.7         COMPENSATION AND REIMBURSEMENT...................................    35

    SECTION 6.8         DISQUALIFICATION; CONFLICTING INTERESTS..........................    35

    SECTION 6.9         CORPORATE TRUSTEE REQUIRED; ELIGIBILITY..........................    36

    SECTION 6.10        RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. ..............    36

    SECTION 6.11        ACCEPTANCE OF APPOINTMENT BY SUCCESSOR...........................    37

    SECTION 6.12        MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                        BUSINESS.........................................................    38

    SECTION 6.13        PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY................    39

    SECTION 6.14        APPOINTMENT OF AUTHENTICATING AGENT..............................    39

ARTICLE VII        HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.....................    41

    SECTION 7.1         COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
                        HOLDERS..........................................................    41

    SECTION 7.2         PRESERVATION OF INFORMATION; COMMUNICATION TO HOLDERS............    41

    SECTION 7.3         REPORTS BY TRUSTEE...............................................    43

    SECTION 7.4         REPORTS BY COMPANY...............................................    45
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ARTICLE VIII       CONCERNING THE HOLDERS..............................................   45

    SECTION 8.1         ACTS OF HOLDERS................................................   45

    SECTION 8.2         PROOF OF OWNERSHIP; PROOF OF EXECUTION OF INSTRUMENTS BY
                        HOLDER.........................................................   46

    SECTION 8.3         PERSONS DEEMED OWNERS. ........................................   46

    SECTION 8.4         REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND...................   46

ARTICLE IX         HOLDERS' MEETINGS...................................................   47

    SECTION 9.1         PURPOSES OF MEETINGS...........................................   47

    SECTION 9.2         CALL OF MEETINGS BY TRUSTEE....................................   47

    SECTION 9.3         CALL OF MEETINGS BY COMPANY OR HOLDERS.........................   47

    SECTION 9.4         QUALIFICATIONS FOR VOTING.....................................    48

    SECTION 9.5         REGULATIONS....................................................   48

    SECTION 9.6         VOTING.........................................................   48

    SECTION 9.7         NO DELAY OF RIGHTS BY MEETING..................................   49

ARTICLE X          CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE................   49

    SECTION 10.1        COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS...........   49

    SECTION 10.2        SUCCESSOR CORPORATION SUBSTITUTED.............................    50

ARTICLE XI         SUPPLEMENTAL INDENTURES.............................................   50

    SECTION 11.1        SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.............   50

    SECTION 11.2        SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS................   51

    SECTION 11.3        EXECUTION OF SUPPLEMENTAL INDENTURES...........................   52

    SECTION 11.4        EFFECT OF SUPPLEMENTAL INDENTURES..............................   52
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     SECTION 11.5   CONFORMITY WITH TRUST INDENTURE ACT ........................................    52

     SECTION 11.6   REFERENCE IN DEBT SECURITIES TO SUPPLEMENTAL INDENTURES ....................    53

ARTICLE XII    COVENANTS .......................................................................    53

     SECTION 12.1   PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST .................................    53

     SECTION 12.2   OFFICERS' CERTIFICATE AS TO COMPLIANCE .....................................    53

     SECTION 12.3   MAINTENANCE OF OFFICE OR AGENCY ............................................    53

     SECTION 12.4   MONEY FOR DEBT SECURITIES; PAYMENTS TO BE HELD IN TRUST ....................    54

     SECTION 12.5   CORPORATE EXISTENCE ........................................................    55

     SECTION 12.6   WAIVER OF CERTAIN COVENANTS ................................................    55

ARTICLE XIII   REDEMPTION OF DEBT SECURITIES ...................................................    56

     SECTION 13.1   APPLICABILITY OF ARTICLE ...................................................    56

     SECTION 13.2   ELECTION TO REDEEM; NOTICE TO TRUSTEE ......................................    56

     SECTION 13.3   SELECTION BY TRUSTEE OF DEBT SECURITIES TO BE REDEEMED .....................    56

     SECTION 13.4   NOTICE OF REDEMPTION .......................................................    57

     SECTION 13.5   DEPOSIT OF REDEMPTION PRICE ................................................    57

     SECTION 13.6   DEBT SECURITIES PAYABLE ON REDEMPTION DATE .................................    58

     SECTION 13.7   DEBT SECURITIES REDEEMED IN PART ...........................................    58

ARTICLE XIV    SINKING FUNDS ...................................................................    58

     SECTION 14.1   APPLICABILITY OF ARTICLE ...................................................    58

     SECTION 14.2   SATISFACTION OF MANDATORY SINKING FUND PAYMENTS WITH DEBT SECURITIES .......    59
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     SECTION 14.3   REDEMPTION OF DEBT SECURITIES FOR SINKING FUND .............................    59

ARTICLE XV     DEFEASANCE ......................................................................    60

     SECTION 15.1   APPLICABILITY OF ARTICLE ...................................................    60

     SECTION 15.2   DEFEASANCE UPON DEPOSIT OF MONEYS OR U.S. GOVERNMENT OBLIGATIONS ...........    60

     SECTION 15.3   DEPOSITED MONEYS AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST .......    62

     SECTION 15.4   REPAYMENT TO COMPANY .......................................................    62

ARTICLE XVI    CONVERSION ......................................................................    63

     SECTION 16.1   APPLICABILITY; CONVERSION PRIVILEGE ........................................    63

     SECTION 16.2   CONVERSION PROCEDURE; CONVERSION PRICE; FRACTIONAL SHARES ..................    63

     SECTION 16.3   ADJUSTMENT OF CONVERSION PRICE FOR COMMON STOCK ............................    64

     SECTION 16.4   CONSOLIDATION OR MERGER OF THE COMPANY .....................................    67

     SECTION 16.5   NOTICE OF ADJUSTMENT .......................................................    67

     SECTION 16.6   NOTICE IN CERTAIN EVENTS ...................................................    68

     SECTION 16.7   COMPANY TO RESERVE STOCK; REGISTRATION; LISTING ............................    68

     SECTION 16.8   TAXES ON CONVERSION ........................................................    69

     SECTION 16.9   CONVERSION AFTER RECORD DATE ...............................................    69

     SECTION 16.10  COMPANY DETERMINATION FINAL ................................................    69

     SECTION 16.11  TRUSTEE'S DISCLAIMER .......................................................    70

ARTICLE XVII   GUARANTEES ......................................................................    70

     SECTION 17.1   APPLICABILITY OF ARTICLE ...................................................    70

     SECTION 17.2   OBLIGOR GUARANTEE ..........................................................    70
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     SECTION 17.3   NATURE OF OBLIGOR GUARANTEE ................................................    70

     SECTION 17.4   AUTHORIZATION ..............................................................    71

     SECTION 17.5   CERTAIN WAIVERS ............................................................    72

     SECTION 17.6   NO SUBROGATION; CERTAIN AGREEMENTS .........................................    72

     SECTION 17.7   BANKRUPTCY NO DISCHARGE ....................................................    73

     SECTION 17.8   RIGHTS OF CONTRIBUTION .....................................................    73

     SECTION 17.9   LIMITATION ON LIABILITY ....................................................    74

     SECTION 17.10  APPLICATION OF CERTAIN TERMS AND PROVISIONS TO THE GUARANTORS ..............    75

     SECTION 17.11  EXECUTION AND DELIVERY OF GUARANTEE ........................................    75

     SECTION 17.12  GUARANTOR MAY CONSOLIDATE, ETC. ON CERTAIN TERMS ...........................    75

     SECTION 17.13  RELEASE OF GUARANTORS ......................................................    76

     SECTION 17.14  CERTAIN BANKRUPTCY EVENTS ..................................................    77

ARTICLE XVIII  MISCELLANEOUS ...................................................................    77

     SECTION 18.1   NOTICES, ETC., TO TRUSTEE AND COMPANY ......................................    77

     SECTION 18.2   NOTICE TO HOLDERS; WAIVER ..................................................    77

     SECTION 18.3   CONFLICT WITH TRUST INDENTURE ACT ..........................................    78

     SECTION 18.4   COUNTERPARTS; EFFECT OF HEADINGS AND TABLE OF CONTENTS .....................    78

     SECTION 18.5   SUCCESSORS AND ASSIGNS .....................................................    78

     SECTION 18.6   SEPARABILITY CLAUSE ........................................................    78

     SECTION 18.7   BENEFITS OF INDENTURE ......................................................    79

     SECTION 18.8   GOVERNING LAW ..............................................................    79

     SECTION 18.9   LEGAL HOLIDAYS .............................................................    79

     SECTION 18.10  NO RECOURSE AGAINST OTHERS .................................................    79
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     INDENTURE dated as of _______ __, 2002, by and between PINNACLE
ENTERTAINMENT, INC., a Delaware corporation (the "Company"), having its principal executive office at 330 North Brand Boulevard, Suite 1100, Glendale,
CA 91203-2308, and ___________________ (together with any additional trustees to be added by supplemental indenture pursuant to this Indenture, the "Trustee"), having its Corporate Trust Office at _____________________.

                             RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes, bonds or other evidences of indebtedness (the "Debt Securities"), to be issued in one or more series, as provided in this Indenture.

     This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are deemed incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions.

     All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of Debt Securities by the holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all holders of Debt Securities or of Debt Securities of any series, as applicable, as follows:

                                   ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1    DEFINITIONS; INTERPRETATION.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States prevailing at the time of any relevant computation hereunder;

          (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

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          (e) certain terms, used principally in Article III or Article VI, are defined in those respective Articles;

          (f) "or" is not exclusive and "including" is not limiting;

          (g) references in this Indenture to any agreement, other document or law "as amended" or "as amended from time to time," or to "amendments" of any document or law, shall include any amendments, supplements, replacements, renewals or other modifications from time to time, provided in the case of modifications to documents, such modifications are permissible hereunder;

          (h) references in this Indenture to any law include regulations promulgated thereunder from time to time;

          (i) The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof; and

          (j) The term "Act" when used with respect to any holder, has the meaning specified in Section 8.1.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling, "controlled by" and "under common control with") as used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by agreement or otherwise.

     "Authenticating Agent" has the meaning specified in Section 6.14.

     "Authorized Newspaper" means a newspaper in an official language of the country of publication customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day in such city.

     "Bankruptcy Code" means 11 U.S.C. (S)101 et seq., as amended from time to time.

     "Beneficiary" has the meaning specified in Section 17.2.

     "Board of Directors" means either the board of directors of the Company or any committee of that board or any other committee of the Company, duly authorized by the board of directors of the Company to act hereunder.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors

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and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Debt Securities means any day which is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in that Place of Payment or other location are authorized or obligated by law to close, except as otherwise specified pursuant to Section 3.1.

     "Closing Price" of the Common Stock shall mean the average of the last reported closing bid and asked prices on the New York Stock Exchange, or if the Common Stock is not then listed on the New York Stock Exchange, then on the principal exchange on which the Common Stock is listed.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Common Depositary" has the meaning specified in Section 3.4(b).

     "Common Stock" shall mean the class of Common Stock, par value $0.01 per share, of the Company authorized at the date of this Indenture as originally signed, or any other class of stock resulting from successive changes or reclassifications of such Common Stock, and in any such case including any shares thereof authorized after the date of this Indenture, and any other shares of stock of the Company which do not have any priority in the payment of dividends or upon liquidation over any other class of stock.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman of the Board of Directors, the President or an Executive or Senior Vice President and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Conversion Agent" means any Person authorized by the Company to receive Debt Securities to be converted into Common Stock on behalf of the Company. The Company initially authorizes the Trustee to act as Conversion Agent for the Debt Securities on its behalf. The Company may at any time or from time to time authorize one or more Persons to act as Conversion Agent in addition to or in place of the Trustee with respect to any series of Debt Securities issued under this Indenture.

     "Conversion Price" means, with respect to any series of Debt Securities which are convertible into Common Stock, the price per share of Common Stock at which the Debt

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Securities of such series are so convertible pursuant to Section 3.1 with respect to such series, as the same may be adjusted from time to time in accordance with Section 16.3.

     "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this instrument is located at ______________________.

     "Corporation" means a corporation, association, company or business trust.

     "Covenant defeasance option" has the meaning specified in Section 15.2.

     "Current Market Price" on any date shall mean the average of the daily Closing Prices per share of Common Stock for any thirty (30) consecutive Trading Days selected by the Company prior to the date in question, which thirty (30) consecutive Trading Day period shall not commence more than forty-five (45) Trading Days prior to the day in question; provided that with respect to Section 16.3(c), the "Current Market Price" of the Common Stock shall mean the average of the daily Closing Prices per share of Common Stock for the five (5) consecutive Trading Days ending on the date of the distribution referred to in
Section 16.3(c) (or if such date shall not be a Trading Day, on the Trading Day immediately preceding such date).

     "Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities (including any Global
Note) authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Debt Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Debt Securities authenticated and delivered under this Indenture, exclusive, however, of Debt Securities of any series as to which such Person is not Trustee.

     "Default" means any event that after notice or lapse of time, or both, would become an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 3.7(b).

     "Discharged" has the meaning specified in Section 15.2.

     "Discount Security" means any Debt Security which is issued with "original issue discount" within the meaning of Section 1273(a) of the Code (or any successor provision) and the regulations thereunder.

     "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States that, at the time of payment, is legal tender for the payment of public and private debts.

     "Event of Default" has the meaning specified in Section 5.1.

     "Floating Rate Security" means a Debt Security which provides for the payment of interest at a variable rate determined periodically by reference to an interest rate index or any other index specified pursuant to Section 3.1.

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     "Funding Guarantor" has the meaning specified in Section 17.8(a).

     "Gaming Authority" means any governmental authority with regulatory oversight of, authority to regulate or jurisdiction over any gaming businesses or enterprises, including the State Gaming Control Board of Nevada, Washoe County, Nevada gaming authorities, the Nevada Gaming Commission, Mississippi Gaming Commission, Indiana Gaming Commission, California Gambling Control Commission, and Louisiana Gaming Control Board, with regulatory oversight of, authority to regulate or jurisdiction over any racing or gaming operation (or proposed gaming operations) owned, managed or operated by the Company or any Guarantor.

     "Gaming Laws" means the gaming laws of a jurisdiction or jurisdictions to which the Company or a subsidiary of the Company is, or may at any time after the date of this Indenture be, subject, including all applicable provisions of all: (1) constitutions, treatises, statutes or laws governing gaming operations (including, without limitation, card club casinos and pari-mutuel race tracks) and rules, regulations and ordinances of any Gaming Authority; (2) any governmental approval relating to any gaming business (including pari-mutuel betting) or enterprise; and (3) orders, decisions, judgments, awards and decrees of any Gaming Authority.

     "Gaming Licenses" means every material license, material, franchise, registration, or other material approval held by, or issued at any time after the date of this Indenture to, the Company or any of its subsidiaries authorizing the Company or any of its subsidiaries to own, lease, operate or otherwise conduct or manage gaming (including pari-mutuel betting) in any state or jurisdiction.

     "Global Note" means a registered Debt Security evidencing all or part of a series of Debt Securities, including, without limitation, any temporary or permanent Global Note.

     "Guaranteed Securities" has the meaning specified in Section 17.2.

     "Guarantor" means, with respect to the Debt Securities of any series, any Person who has guaranteed the obligations of the Company under this Indenture with respect to such series pursuant to Article XVII, until released from such guarantee pursuant to the terms of this Indenture.

     "Indenture" means this instrument as originally executed, or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Debt Securities as established pursuant to Section 3.1; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Debt Securities for which such Person is Trustee, this instrument as originally executed or as it may be supplemented or amended from time to time by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the, or those, particular series of Debt Securities for which such Person is Trustee established as contemplated by Section 3.1, exclusive, however, of any provisions or terms which relate solely to other series of Debt Securities for which such Person is Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto

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executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

     "Interest" when used with respect to a Discount Security which by its terms bears interest only on a certain date, means interest payable after such date.

     "Interest Payment Date" with respect to any Debt Security means the Stated Maturity of an installment of interest on such Debt Security.

     "Joint Venture" means any partnership, corporation or other entity, in which up to and including 50% of the partnership interests, outstanding voting stock or other equity interests is owned, directly or indirectly, by the Company and/or one or more subsidiaries.

     "Legal defeasance option" has the meaning specified in Section 17.2.

     "Mandatory sinking fund payment" has the meaning specified in Section 14.1.

     "Maturity" when used with respect to any Debt Security means the date on which the principal of such Debt Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment or repurchase at the option of the holder thereof or otherwise.

     "Maximum Net Worth" has the meaning specified in Section 17.8(b).

     "Net Worth" has the meaning specified in Section 17.8(b).

     "Obligations" has the meaning specified in Section 17.2.

     "Obligor" means the Company or any Guarantor.

     "Obligor Guarantee" has the meaning specified in Section 17.2.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, the President or an Executive or Senior Vice President and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Company (including an employee or counsel to the Company or any subsidiary of the Company).

     "Optional sinking fund payment" has the meaning specified in Section 14.1.

     "Outstanding" when used with respect to Debt Securities, means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Debt Securities for whose payment or redemption (including repayment at the option of the holder) money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the holders of such Debt Securities; provided, however, that if such Debt Securities are to be redeemed, then notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made and the date for such redemption has passed;

               (iii) Debt Securities, except to the extent provided in Section 15.2, with respect to which the Company has effected defeasance as provided in
Article XV;

               (iv)  Debt Securities which have been issued pursuant to Section
3.6 or in exchange for or in lieu of which other Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debt Securities are held by a bona fide purchaser in whose hands such Debt Securities are valid obligations of the Company; and

               (v) Debt Securities converted into Common Stock pursuant to or in accordance with this Indenture;

Provided, however, that in determining whether the holders of the requisite principal amount of Debt Securities Outstanding have performed any Act hereunder, Debt Securities owned by the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding (provided, that in connection with any offer by the Company or any obligor to purchase Debt Securities, Debt Securities tendered by a holder shall be Outstanding until the date of purchase), except that, in determining whether the Trustee shall be protected in relying upon any such Act, only Debt Securities which the Trustee knows to be so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Debt Securities and that the pledgee is not the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor. In determining whether the holders of the requisite principal amount of Outstanding Debt Securities have performed any Act hereunder, the principal amount of a Discount Security that shall be deemed to be Outstanding for such purpose shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

         "Overdue Rate" when used with respect to any series of the Debt Securities, means the rate designated as such in or pursuant to the Board Resolution or the supplemental indenture, as the case may be, relating to such series as contemplated by Section 3.1.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debt Securities on behalf of the Company.

         "Permanent Global Note" shall have the meaning given such term in
Section 3.4(b).

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

         "Place of Payment" when used with respect to the Debt Securities of any series means the place or places where the principal of (and premium, if any) and interest on the Debt Securities of that series are payable as specified pursuant to Section 3.1.

         "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 3.6 in lieu of a mutilated, lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Debt Security.

         "Principal" includes, with respect to Debt Securities of any series, principal payable upon redemption or repurchase of Debt Securities of such series.

         "Redemption Date" means the date fixed for redemption of any Debt Security pursuant to this Indenture.

         "Redemption Price" means, in the case of a Discount Security, the amount of the principal thereof that would be due and payable as of the Redemption Date upon a declaration of acceleration pursuant to Section 5.2, and in the case of any other Debt Security, the principal amount thereof, plus, in each case, premium, if any, and accrued and unpaid interest, if any, to the Redemption Date.

         "Regular Record Date" for the interest payable on the Debt Securities of any series on any Interest Payment Date means the date specified for the purpose pursuant to Section 3.1 for such Interest Payment Date.

         "Responsible Officer" when used with respect to the Trustee means any vice president, the secretary, any assistant secretary or any assistant vice president or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5(a).

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7(b).

         "Stated Maturity" when used with respect to any Debt Security or any installment of principal thereof or premium thereon or interest thereon means the date specified in such Debt Security representing such installment of interest, as the date on which the principal of such Debt Security or such installment of principal, premium or interest is due and payable.

         "Subsidiary" means (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company or (ii) any other Person, (other than a corporation) in which the Company, directly or indirectly, has at least a majority ownership interest.

         "Successor corporation" has the meaning specified in Section 10.1(a).

         "Temporary Global Note" has the meaning specified in Section 3.4(b).

         "Trading Day" shall mean, with respect to the Common Stock, so long as the Common Stock is listed or admitted to trading on the New York Stock Exchange or a principal exchange, a day on which the New York Stock Exchange or such principal exchange is open for the transaction of business.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, then "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to Debt Securities of such series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as it may be amended from time to time.

         "U.S. Depositary" means a clearing agency registered under the Securities Exchange Act of 1934, as amended, or any successor thereto, which shall in either case be designated by the Company pursuant to Section 3.1 until a successor U.S. Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" shall mean or include each Person who is then a U.S. Depositary hereunder, and if at any time there is more than one such Person, then "U.S. Depositary" as used with respect to the Debt Securities of any series shall mean the U.S. Depositary with respect to the Debt Securities of that series.

         "U.S. Government Obligations" has the meaning specified in
Section 15.2.

         "Vice President" includes, with respect to the Company, any Executive or Senior Vice President and includes, with respect to the Trustee, any Vice President, whether or not designated by a number or word or words added before or after the title "Vice President."

SECTION 1.2  COMPLIANCE CERTIFICATES AND OPINIONS.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 12.2) shall include:

               (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable that individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with; provided, however, that with respect to matters of law, an Officers' Certificate may be based upon an Opinion of Counsel, unless the signers know, or in the exercise of reasonable care should know, that such Opinion of Counsel is erroneous, and provided, further, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials, unless the signer knows, or in the exercise of reasonable care should know, that any such document is erroneous.

SECTION 1.3  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                                   ARTICLE II

                               DEBT SECURITY FORMS

SECTION 2.1  FORMS GENERALLY.

         The Debt Securities of each series shall be substantially in the form of Exhibit A hereto or in such other form as shall be established in or pursuant to a Board Resolution or one or more indentures supplemental hereto, and shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which any series of the Debt Securities may be listed, or to conform to usage, all as determined by the officers executing such Debt Securities as conclusively evidenced by their execution of such Debt Securities. If the form of Debt Securities (or any Global
Note) of any series is established in or pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee, together with an Officers' Certificate setting forth the form of such series, at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Debt Securities (or any such Global Note).

         Subject to Section 3.4, the definitive Debt Securities of each series shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as conclusively evidenced by their execution of such Debt Securities.

SECTION 2.2  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

         The form of the Trustee's certificate of authentication to be borne by the Debt Securities shall be substantially as follows:

         TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the series of Debt Securities issued under the within mentioned Indenture.

         [NAME OF TRUSTEE], as Trustee



         By:________________________
               Authorized Signatory

SECTION 2.3  SECURITIES IN GLOBAL FORM.

         If any Debt Security of a series is issued as a Global Note, such Global Note may provide that it shall represent the aggregate amount of Outstanding Debt Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Debt Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Note to reflect the amount, or any increase or decrease in the amount, of Outstanding Debt Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Global Note. Any instructions by the Company with respect to a Global Note, after its initial issuance, shall be in writing but need not comply with Section 1.2.

         Global Notes may be issued in either registered or bearer form and in either temporary or permanent form. Permanent Global Notes will be issued in definitive form.

         Every Global Note authenticated and delivered hereunder shall bear a legend in substantially the following form:

         THIS DEBT SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY DEBT SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS DEBT SECURITY SHALL BE A GLOBAL NOTE SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

                                   ARTICLE III

                               THE DEBT SECURITIES

SECTION 3.1  AMOUNT UNLIMITED; ISSUABLE IN SERIES.

         The aggregate principal amount of Debt Securities that may be authenticated and delivered under this Indenture is unlimited. The Debt Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and (subject to Section 3.3) set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series:

               (a) The title of the Debt Securities of the series (which shall distinguish the Debt Securities of such series from all other series of Debt Securities);

               (b) The aggregate principal amount of such series of Debt Securities and any limit on the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Debt Securities of such series pursuant to Sections 3.4, 3.5, 3.6, 11.6 or 13.7);

               (c) The percentage of the principal amount at which the Debt Securities of such series will be issued and, if other than the principal amount thereof, the portion of the principal amount thereof payable upon declaration of acceleration of the maturity or upon redemption thereof or the method by which such portion shall be determined;

               (d) The date or dates on which, or periods during which, the Debt Securities of the series may be issued, and the date or dates or the method by which such date or dates will be determined, on which the principal of (and premium, if any, on) the Debt Securities of such series are or may be payable (which, if so provided in such Board Resolution or supplemental indenture, may be determined by the Company from time to time as set forth in the Debt Securities of the series issued from time to time);

               (e) The rate or rates (which may be fixed or variable) at which the Debt Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest, if any, shall accrue or the method by which such date or dates shall be determined (which, in either case or both, if so provided in such Board Resolution or supplemental indenture, may be determined by the

Company from time to time and set forth in the Debt Securities of the series issued from time to time) and the circumstances, if any, in which the Company may defer interest payments; and the Interest Payment Dates on which such interest shall be payable (or the method of determination thereof), and the Regular Record Dates, if any, for the interest payable on such Interest Payment Dates and the notice, if any, to holders regarding the determination of interest, the manner of giving such notice, the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months and any conditions or contingencies as to the payment of interest in cash or otherwise, if any;

               (f) The place or places, if any, in addition to or instead of the Corporate Trust Office of the applicable Trustee where the principal of (and premium, if any) and interest on Debt Securities of the series shall be payable and where such Debt Securities may be surrendered for conversion or registration of transfer or exchange; the extent to which, or the manner in which, any interest payable on any Global Note on an Interest Payment Date will be paid, if other than in the manner provided in Section 3.7; the extent, if any, to which the provisions of the last sentence of Section 12.1 shall apply to the Debt Securities of the series; and the manner in which any principal of, or premium, if any, on, any Global Note will be paid, if other than as set forth elsewhere herein and whether any Global Note will require any notation to evidence payment of principal or interest;

               (g) The obligation, if any, of the Company to redeem, repay, purchase or offer to purchase Debt Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or upon other conditions or at the option of the holder thereof and the period or periods within which or the dates on which, the prices at which and the terms and conditions upon which the Debt Securities of the series shall be redeemed, repaid, purchased or offered to be purchased, in whole or in part, pursuant to such obligation;

               (h) The right, if any, of the Company to redeem the Debt Securities of such series at its option and the period or periods within which, or the date or dates on which, the price or prices at which, and the terms and conditions upon which, such Debt Securities may be redeemed, if any, in whole or in part, at the option of the Company or otherwise;

               (i) The denominations of such Debt Securities if other than denominations of $1,000 and any integral multiple thereof (except as provided in Section 3.4);

               (j) Whether the Debt Securities of the series are to be issued as Discount Securities and the amount of discount with which such Debt Securities may be issued and, if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2;

               (k) Additional provisions, if any, for the defeasance or discharge of certain of the Company's obligations with respect to Debt Securities of the series, which provisions may be in addition to, or in substitution for, or in modification of (or any combination of the foregoing), the provisions of the Indenture;

               (l) Whether provisions for payment of additional amounts or tax redemptions shall apply and, if such provisions shall apply, such provisions;

               (m) The date as of which any Debt Securities of the series shall be dated, if other than as set forth in Section 3.3;

               (n) If the amount of payments of principal of (and premium, if any) or interest on the Debt Securities of the series may be determined with reference to an index, including, but not limited to, an index based on a Currency or Currencies other than that in which the Debt Securities are denominated or payable, or any other type of index, the manner in which such amounts shall be determined;

               (o)  The applicable Overdue Rate, if any;

               (p) If the Debt Securities of the series do not bear interest, the applicable dates for purposes of Section 7.1;

               (q) Any addition to, or modification or deletion of, any Event of Default or covenant provided for in this Indenture with respect to Debt Securities of the series;

               (r) Whether the Debt Securities of the series shall be issued in whole or in part in the form of one or more Global Notes and, in such case, the U.S. Depositary or any Common Depositary for such Global Note or Notes; and the manner in which and the circumstances under which Global Notes representing Debt Securities of the series may be exchanged for Debt Securities in definitive form, if other than, or in addition to, the manner and circumstances specified in Section 3.4(c);

               (s) The designation, if any, of any depositaries, trustees (other than the Trustee), Paying Agents, Authenticating Agents, Conversion Agents, Security Registrars (other than the Trustee) or other agents with respect to the Debt Securities of such series;

               (t) If the Debt Securities of such series will be issuable in definitive form only upon receipt of certain certificates or other documents or upon satisfaction of certain conditions, the form and terms of such certificates, documents or conditions;

               (u) Whether the Debt Securities of such series will be convertible into shares of Common Stock or other securities or property of the Company, and, if so, the terms and conditions, which may be in addition to or in lieu of the provisions contained in this Indenture, upon which such Debt Securities will be so convertible, including the conversion price and the conversion period;

               (v) The portion of the principal amount of the Debt Securities which will be payable upon declaration of acceleration of the maturity thereof, if other than the principal amount thereof;

               (w) The terms, if any, on which the Debt Securities of such series will be subordinate to other debt of the Company;

               (x) Any listing or intended listing of the Debt Securities on a securities exchange.

               (y) The provisions, if any, relating to any security provided for the Debt Securities of such series;

               (z) The provisions, if any, relating to any guarantees of the Debt Securities; and

               (aa) Any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and (subject to Section 3.3) set forth in such Officers' Certificate, or in any such indenture supplemental hereto. All Debt Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Debt Securities of such series.

         If any of the terms of a series of Debt Securities is established in or pursuant to a Board Resolution, a copy of such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

SECTION 3.2  DENOMINATIONS.

         In the absence of any specification pursuant to Section 3.1 with respect to the Debt Securities of any series, the Debt Securities of such series shall be issuable only as Debt Securities in denominations of $1,000 and any integral multiple thereof and shall be payable only in Dollars.

SECTION 3.3  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         The Debt Securities of any series shall be executed on behalf of the Company by its Chairman of the Board of Directors, its President, one of its Executive or Senior Vice Presidents or its Treasurer, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers may be manual or facsimile.

         Debt Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities or did not hold such offices at the date of such Debt Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debt Securities of any series, executed by the Company, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Debt Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Debt Securities. If all the Debt Securities of any one series are not to be issued at one time and if a Board Resolution or supplemental indenture relating to such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Debt Securities such as interest rate, Stated

Maturity, date of issuance and date from which interest, if any, shall accrue. If any Debt Security shall be represented by a permanent Global Note, then, for purposes of this Section and Section 3.4, the notation of a beneficial owner's interest therein upon original issuance of such Debt Security or upon exchange of a portion of a temporary Global Note shall be deemed to be delivery in connection with the original issuance of such beneficial owner's interest in such permanent Global Note.

         The Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, prior to the authentication and delivery of the Debt Securities of such series, (i) the supplemental indenture or the Board Resolution by or pursuant to which the form and terms of such Debt Securities have been approved, (ii) an Officers' Certificate stating that all conditions precedent provided for in the Indenture have been complied with and that, to the best knowledge of the signers of such certificates, no Event of Default with respect to any of the Debt Securities shall have occurred and be continuing and (iii) an Opinion of Counsel substantially to the effect that:

               (a) the form and terms of such Debt Securities, have been established in conformity with the provisions of this Indenture; and

               (b) such Debt Securities, when completed by appropriate insertions and executed and delivered by the Company to the Trustee in accordance with the Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent transfer and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         The Trustee shall not be required to authenticate such Debt Securities if the issuance of such Debt Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Debt Securities and this Indenture in a manner which is not reasonably acceptable to the Trustee.

         Each Debt Security shall be dated the date of its authentication.

         No Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt Security a certificate of authentication substantially in one of the forms provided for herein duly executed by the Trustee or by an Authenticating Agent, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Debt Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Debt Security to the Trustee for cancellation as provided in Section 3.8 together with a written statement (which need not comply with Section 1.2) stating that such Debt Security has never been issued and sold by the Company, for all purposes of this Indenture such Debt Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 3.4 TEMPORARY DEBT SECURITIES; EXCHANGE OF TEMPORARY GLOBAL NOTES FOR DEFINITIVE DEBT SECURITIES; GLOBAL NOTES REPRESENTING DEBT SECURITIES.

               (a) Pending the preparation of definitive Debt Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debt Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination for Debt Securities of such series, substantially of the tenor of the definitive Debt Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Securities may determine, as conclusively evidenced by their execution of such Debt Securities. Every such temporary Debt Security shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Debt Securities in lieu of which they are issued.

         Except in the case of temporary Debt Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Debt Securities of any series are issued, the Company will cause definitive Debt Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Debt Securities of such series, the temporary Debt Securities of such series shall be exchangeable for definitive Debt Securities of such series, of a like Stated Maturity and with like terms and provisions, upon surrender of the temporary Debt Securities of such series at the office or agency of the Company in a Place of Payment for such series, without charge to the holder, except as provided in Section 3.5 in connection with a transfer. Upon surrender for cancellation of any one or more temporary Debt Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debt Securities of the same series of authorized denominations and of a like Stated Maturity and like terms and provisions. Until so exchanged, the temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of such series.

               (b) If the Company shall establish pursuant to Section 3.1 that the Debt Securities of a series are to be issued in whole or in part in the form of one or more Global Notes, then the Company shall execute and the Trustee shall, in accordance with Section 3.3 and the Company Order with respect to such series, authenticate and deliver one or more Global Notes in temporary ("Temporary Global Note") or permanent ("Permanent Global Note") form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Debt Securities of such series to be represented by one or more Global Notes, (ii) shall be registered in the name of the U.S. Depositary for such Global Note or Notes or the nominee of such depositary, and (iii) shall bear a legend substantially as set forth in Section 2.3.

         Notwithstanding any other provision of this Section or Section 3.5, unless and until it is exchanged in whole or in part for Debt Securities in definitive form, a Global Note representing all or a portion of the Registered Securities of a series may not be transferred except as a whole by the U.S. Depositary for such series to a nominee of such depositary or by a nominee of such depositary to such depositary or another nominee of such depositary or by such depositary or any such nominee to a successor U.S. Depositary for such series or a nominee of such successor depositary.

         If at any time the U.S. Depositary for the Debt Securities of a series notifies the Company that it is unwilling or unable to continue as U.S. Depositary for the Debt Securities of such series or if at any time the U.S. Depositary for Debt Securities of a series shall no longer be a clearing agency registered and in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor U.S. Depositary with respect to the Debt Securities of such series. If a successor U.S. Depositary for the Debt Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such series in exchange for such Global Note or Notes.

         (a) The Company may at any time and in its sole discretion determine that the Debt Securities of any series issued in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such series in exchange for such Global Note or Notes.

         If the Debt Securities of any series shall have been issued in the form of one or more Global Notes and if an Event of Default with respect to the Debt Securities of such series shall have occurred and be continuing, the Company will promptly execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such series in exchange for such Global Note or Notes.

         If specified by the Company pursuant to Section 3.1 with respect to Debt Securities of a series, the U.S. Depositary for such series of Debt Securities may surrender a Global Note for such series of Debt Securities in exchange in whole or in part for Debt Securities of such series in definitive form on such terms as are acceptable to the Company and such depositary. Thereupon, the Company shall execute and the Trustee shall authenticate and deliver, without charge:

               (i) to each Person specified by the U.S. Depositary a new Debt Security or Securities of the same series, of any authorized denomination as requested by such Person in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Note; and

               (ii) to the U.S. Depositary a new Global Note in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of Debt Securities delivered to holders thereof.

         Upon the exchange of a Global Note for Debt Securities in definitive form, such Global Note shall be cancelled by the Trustee. Debt Securities issued in exchange for a Global Note pursuant to this subsection (c) shall be registered in such names and in such authorized denominations as the U.S. Depositary for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Debt Securities to the Persons in whose names such Debt Securities are so registered.

SECTION 3.5  REGISTRATION, TRANSFER AND EXCHANGE.

               (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the registers maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debt Securities and of transfers and exchanges of Debt Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Debt Securities and registering transfers and exchanges of Debt Securities as herein provided; provided, however, that the Company may appoint co-Security Registrars or the terms of any series of Debt Securities may provide otherwise.

         Upon surrender for registration of transfer of any Debt Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee, one or more new Debt Securities of the same series of like aggregate principal amount of such denominations as are authorized for Debt Securities of such series and of a like Stated Maturity and with like terms and conditions.

         Except as otherwise provided in Section 3.4 and this Section 3.5, at the option of the holder, Debt Securities of any series may be exchanged for other Debt Securities of the same series of like aggregate principal amount and of a like Stated Maturity and with like terms and conditions, upon surrender of the Debt Securities to be exchanged at such office or agency. Whenever any Debt Securities are surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debt Securities which the holder making the exchange is entitled to receive.

               (b) All Debt Securities issued upon any transfer or exchange of Debt Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered for such transfer or exchange.

         Every Debt Security presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed, by the holder thereof or his or her attorney duly authorized in writing.

         No service charge will be made for any transfer or exchange of Debt Securities except as provided in Section 3.4(b) or 3.6. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration, transfer or exchange of Debt Securities, other than those expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the holders.

         The Company shall not be required (i) to register, transfer or exchange Debt Securities of any series during a period beginning at the opening of business 15 days before the day of the transmission of a notice of redemption of Debt Securities of such series selected for redemption under Section 13.3 and ending at the close of business on the day of such transmission, or (ii) to register, transfer or exchange any Debt Security so selected for redemption in whole or in part, except the unredeemed portion of any Debt Security being redeemed in part.

SECTION 3.6  MUTILATED, DESTROYED, LOST AND STOLEN DEBT SECURITIES.

         If (i) any mutilated Debt Security is surrendered to the Trustee at its Corporate Trust Office, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any Paying Agent harmless, and neither the Company nor the Trustee receives notice that such Debt Security has been acquired by a bona fide purchaser, then the Company shall execute and upon Company Request, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debt Security, a new Debt Security of the same series of like Stated Maturity and with like terms and conditions and like principal amount, bearing a number not contemporaneously Outstanding.

         In case any such mutilated, destroyed, lost or stolen Debt Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay the amount due on such Debt Security.

         Upon the issuance of any new Debt Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Debt Security of any series issued pursuant to this Section shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities.

SECTION 3.7  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

               (a) Interest on any Debt Security which is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name such Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest notwithstanding the cancellation of such Debt Security upon any transfer or exchange subsequent to the Regular Record Date. Unless otherwise specified as contemplated by Section 3.1 with respect to the Debt Securities of any series, payment of interest on Debt Securities shall be made at the place or places specified pursuant to Section
3.1 or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or, if provided pursuant to Section 3.1, by wire transfer to an account designated by the registered holder.

              (b) Any interest on any Debt Security which is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant Regular Record Date by virtue of his having been such registered holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names such Debt Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Debt Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the holders of such Debt Securities at their addresses as they appear in the Security Register, not less than 15 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Debt Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                     (2) The Company may make payment of any Defaulted Interest on Debt Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Debt Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

              (c) Subject to the foregoing provisions of this Section, each Debt Security delivered under this Indenture upon transfer of, in exchange for, or in lieu of, any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debt Security.

SECTION 3.8   CANCELLATION.

       Unless otherwise specified pursuant to Section 3.1 for Debt Securities of any series, all Debt Securities surrendered for payment, redemption, transfer, exchange or credit against any sinking fund surrendered for payment or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Debt Securities so delivered shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Debt Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Debt Securities previously authenticated hereunder which the Company has not issued, and all Debt Securities so delivered shall be promptly cancelled by the Trustee. No Debt Securities shall be authenticated in lieu of or in exchange for any Debt Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debt Securities held by the Trustee shall be delivered to the Company upon Company Request. The acquisition of any Debt Securities by the Company shall not operate as a redemption or satisfaction of the indebtedness represented thereby unless and until such Debt Securities are surrendered to the Trustee for cancellation. Permanent Global Notes shall not be destroyed until exchanged in full for definitive Debt Securities or until payment thereon is made in full.

SECTION 3.9   COMPUTATION OF INTEREST.

       Except as otherwise specified pursuant to Section 3.1 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 3.10  MANDATORY DISPOSITION OF DEBT SECURITIES PURSUANT TO GAMING LAWS.

       Each holder and beneficial owner, by accepting or otherwise acquiring an interest in the Debt Securities, shall be deemed to have agreed that if the Gaming Authority of any jurisdiction in which the Company or any of its subsidiaries conducts or proposes to conduct gaming requires that a Person who is a holder or beneficial owner must be licensed, qualified or found suitable under the applicable Gaming Laws, such holder or beneficial owner shall apply for a license, qualification or a finding of suitability within the required time period. If such Person fails to apply or become licensed or qualified or is found unsuitable, then the Company shall have the right, at its option, notwithstanding any other provision of this Indenture (i) to require such Person to dispose of its Debt Securities or beneficial interest therein within 30 days of receipt of notice of the Company's election or such earlier date as may be requested or prescribed by such Gaming Authority or (ii) to redeem such Debt Securities at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the earlier of the redemption date and the date of the finding of unsuitability, which may be less than 30 days following the notice of redemption if so requested or prescribed by the Gaming Authority, or such lesser amount as may be required by applicable law or by order of any Gaming Authority. The Company shall notify the Trustee in writing of any such redemption as soon as practicable. The Company shall not be responsible for any costs or expenses any such holder or beneficial owner may incur in connection with its application for a license, qualification or a finding of suitability. Notwithstanding any other provision of this Indenture, immediately upon the imposition of a requirement to dispose of Debt Securities by a Gaming Authority, such Person shall, to the extent required by applicable Gaming Law, have no further right (i) to exercise, directly or indirectly, through any trustee, nominee or any other person or entity, any right conferred by the Debt Securities or (ii) to receive any interest, dividends or any other distributions or payments with respect to the Debt Securities or any remuneration in any form with respect to the Debt Securities from the Company or the Trustee, except the redemption price.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 4.1   SATISFACTION AND DISCHARGE OF INDENTURE.

       This Indenture shall, upon Company Request, cease to be of further effect with respect to any series of Debt Securities specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of such Debt Securities herein expressly provided for and rights to receive payments of principal (and premium, if any) and interest on such Debt Securities) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

              (a)    either

                     (1) all Debt Securities of such series theretofore authenticated and delivered (other than (i) Debt Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
Section 3.6, and (ii) Debt Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 12.4) have been delivered to the Trustee for cancellation; or

                     (2) all Debt Securities of such series not theretofore delivered to the Trustee for cancellation:

                            (i)    have become due and payable, or

                            (ii)   will become due and payable at their Stated
Maturity within one year, or

                            (iii)  are to be called for redemption within one
year under arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense, of the Company, or

                            (iv)   the Company either complies with any other
condition or terms specified pursuant to Section 3.1, or

if not so specified in the case of (i), (ii) or (iii) of this subclause (a), has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Debt Securities for principal (and premium, if any) and interest to the date of such deposit (in the case of Debt Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; provided, however, in the event a petition for relief under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, is filed with respect to the Company within 91 days after the deposit and the Trustee is required to return the deposited money to the Company, the obligations of the Company under this Indenture with respect to such Debt Securities shall not be deemed terminated or discharged;

              (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

              (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.14, the obligations of the Company under Section 12.1, and, if money shall have been deposited with the Trustee pursuant to subclause (2) of clause (a) of this Section, the obligations of the Trustee under Section 4.2 and Section 15.4 shall survive.

SECTION 4.2   APPLICATION OF TRUST MONEY.

       Subject to the provisions of the last paragraph of Section 12.4, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE V

                                    REMEDIES

SECTION 5.1   EVENTS OF DEFAULT.

       "Event of Default" wherever used herein with respect to Debt Securities of any series means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

              (a) default in the payment of any interest upon any Debt Security of such series when it becomes due and payable, and continuance of such default for a period of 30 days; or

              (b) default in the payment of the principal of (and premium, if any, on) any Debt Security of such series at its Maturity; or

              (c) default in the deposit of any sinking fund payment, when and as due by the terms of a Debt Security of such series; or

              (d) default in the performance, or breach, of any covenant or warranty of any Obligor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which expressly has been included in this Indenture solely for the benefit of Debt Securities of a series other than such series), and continuance of such default or breach for a period of 120 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in principal amount of the Outstanding Debt Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

              (e) the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

              (f) the commencement by the Company of a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of its creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

              (g) any other Event of Default or variations in the foregoing Events of Default provided with respect to Debt Securities of that series pursuant to Section 3.1.

SECTION 5.2   ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

       If an Event of Default with respect to Debt Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the holders of not less than 25% in principal amount of the Outstanding Debt Securities of such series may declare the principal amount (or, if any Debt Securities of such series are Discount Securities, such portion of the principal amount of such Discount Securities as may be specified in the terms of such Discount Securities) of all the Debt Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by holders), and upon any such declaration such principal amount (or specified amount) plus accrued and unpaid interest (and premium, if payable) shall become immediately due and payable. Upon payment of such amount all obligations of the Company in respect of the payment of principal of the Debt Securities of such series shall terminate.

       At any time after such a declaration of acceleration with respect to Debt Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the holders of at least a majority in principal amount of the Outstanding Debt Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

              (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                     (1) all overdue installments of interest on all Debt Securities of such series,

                     (2) the principal of (and premium, if any, on) any Debt Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Debt Securities,

                     (3) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on each Debt Security of such series at the Overdue Rate, and

                     (4) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

              (b) All Events of Default with respect to Debt Securities of such series, other than the nonpayment of the principal of Debt Securities of such series which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission and waiver shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.3   COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

       The Company covenants that, if:

              (a) default is made in the payment of any installment of interest on any Debt Security when such interest or payment becomes due and payable and such default continues for a period of 30 days,

              (b) default is made in the payment of principal of (or premium, if any, on) any Debt Security at the Maturity thereof, or

              (c) default is made in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due pursuant to the terms of the

Debt Securities of any series, then the Company will, upon demand of the Trustee, pay to it, for the benefit of the holders of such Debt Securities, the amount then due and payable on such Debt Securities for the principal (and premium, if any) and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and upon overdue installments of interest, at the Overdue Rate; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

       If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company, any Guarantor or any other obligor upon such Debt Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, any Guarantor or any other obligor upon such Debt Securities wherever situated.

       If an Event of Default with respect to Debt Securities of any series occurs and is continuing, then the Trustee may, in its discretion, proceed to protect and enforce its rights and the rights of the holders of Debt Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4   TRUSTEE MAY FILE PROOFS OF CLAIM.

       In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the federal bankruptcy laws, as now or hereafter constituted, relative to the Company, any Guarantor or any other obligor upon the Debt Securities, of a particular series or the property of the Company, any Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Debt Securities shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company, any Guarantor or any obligor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

              (a) to file and prove a claim for the whole amount of principal (or, if the Debt Securities of such series are Discount Securities, such portion of the principal amount as may be due and payable with respect to such series pursuant to a declaration in accordance with Section 5.2) (and premium, if any) and interest owing and unpaid in respect of the Debt Securities of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the holders of such Debt Securities allowed in such judicial proceeding, and

              (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each such holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to such holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

       Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities of such series or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any holder in any such proceeding.

SECTION 5.5   TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF DEBT SECURITIES.

       All rights of action and claims under this Indenture or the Debt Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of such Debt Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Debt Securities in respect of which such judgment has been recovered.

SECTION 5.6   APPLICATION OF MONEY COLLECTED.

       Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Debt Securities of any series in respect of which money has been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

       FIRST: To the payment of all amounts due the Trustee under Section 6.7.

       SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Debt Securities of such series, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities for principal (and premium, if any) and interest, respectively; and

       THIRD: The balance, if any, to the Person or Persons entitled thereto.

SECTION 5.7   LIMITATION ON SUITS.

       No holder of any Debt Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

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

              (a) such holder has previously given written notice to the Trustee of a continuing Event of Default with respect to such series;

              (b) the holders of not less than 25% in principal amount of the Outstanding Debt Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (c) such holder or holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

              (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

              (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of at least a majority in principal amount of the Outstanding Debt Securities of such series; it being understood and intended that no one or more of such holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such holders or of the holders of Outstanding Debt Securities of any other series, or to obtain or to seek to obtain priority or preference over any other of such holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such holders. For the protection and enforcement of the provisions of this Section 5.7, each and every holder of Debt Securities of any series and the Trustee for such series shall be entitled to such relief as can be given at law or in equity.

SECTION 5.8 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

       Notwithstanding any other provision in this Indenture, the holder of any Debt Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.7 and 3.10) interest on such Debt Security on the respective Stated Maturity or Maturities expressed in such Debt Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and interest thereon, and such right shall not be impaired without the consent of such holder.

SECTION 5.9   RESTORATION OF RIGHTS AND REMEDIES.

       If the Trustee or any holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such holder, then and in every such case the Company, the Trustee and the holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the holders shall continue as though no such proceeding had been instituted.

SECTION 5.10  RIGHTS AND REMEDIES CUMULATIVE.

       Except as otherwise expressly provided elsewhere in this Indenture, no right or remedy herein conferred upon or reserved to the Trustee or to the holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11  DELAY OR OMISSION NOT WAIVER.

       No delay or omission of the Trustee or of any holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Indenture or by law to the Trustee or to the holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the holders, as the case may be.

SECTION 5.12  CONTROL BY HOLDERS.

       The holders of at least a majority in principal amount of the Outstanding Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debt Securities of such series, provided that:

              (a) such direction shall not be in conflict with any rule of law or with this Indenture;

              (b) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed would be unduly prejudicial to the holders of Debt Securities of such series not joining in any such direction; and

              (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction or this Indenture.

SECTION 5.13  WAIVER OF PAST DEFAULTS.

       The holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of any series, by notice to the Trustee, may, on behalf of the holders of all Debt Securities of such series, waive any past default hereunder with respect to such series and its consequences, except a default:

              (a) in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series, or in the payment of any sinking fund installment or analogous obligation with respect to the Debt Securities of such series, or

              (b) in respect of a covenant or provision hereof which, pursuant to Article XI, cannot be modified or amended without the consent of the holder of each Outstanding Debt Security of such series affected.

       Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of the Debt Securities of such series under this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14  UNDERTAKING FOR COSTS.

       All parties to this Indenture agree, and each holder of any Debt Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit other than the Trustee of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any holder or group of holders holding in the aggregate more than 10% in principal amount of the Outstanding Debt Securities of any series, or to any suit instituted by any holder of a Debt Security for the enforcement of the payment of the principal of (or premium, if any) or interest on such Debt Security on or after the respective Stated Maturity or Maturities expressed in such Debt Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 5.15  WAIVER OF STAY OR EXTENSION LAWS.

       Each Obligor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each Obligor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 6.1   CERTAIN DUTIES AND RESPONSIBILITIES.

              (a) Except during the continuance of an Event of Default with respect to the Debt Securities of any series,

                            (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                            (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

              (b) In case an Event of Default with respect to Debt Securities of any series has occurred and is continuing, the Trustee shall, with respect to the Debt Securities of such series, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

              (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                            (1) This subsection shall not be construed to limit the effect of subsection (a) of this Section;

                            (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                            (3) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it with respect to Debt Securities of any series in good faith in accordance with the direction of the holders of at least a majority in principal amount of the Outstanding Debt Securities of such series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

                            (4) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

                            (5) The Trustee shall comply with any order or directive of a Gaming Authority that the Trustee submit an application for any license, finding of suitability or other approval pursuant to any Gaming Law and will cooperate fully and completely in any proceeding related to such application.

              (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.2   NOTICE OF DEFAULTS.

       Within 90 days after the occurrence of any default hereunder with respect to Debt Securities of any series, the Trustee shall give notice to all holders of Debt Securities of such series of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series or in the payment of any sinking fund installment with respect to Debt Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the holders of Debt Securities of such series; and provided, further, that in the case of any default of the character specified in Section 5.1(d) with respect to Debt Securities of such series no such notice to holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Debt Securities of such series.

       Notice given pursuant to this Section 6.2 shall be transmitted by mail:

              (a) to all registered holders, as the names and addresses of the registered holders appear in the Security Register; and

              (b) to each holder of a Debt Security of any series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a) of this Indenture.

SECTION 6.3   CERTAIN RIGHTS OF TRUSTEE.

       Except as otherwise provided in Section 6.1:

              (a) the Trustee may rely, and shall be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the holders of Debt Securities of any series pursuant to this Indenture, unless such holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 6.4    NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF DEBT SECURITIES

     The recitals contained herein and in the Debt Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities of any series. The Trustee shall not be accountable for the use or application by the Company of any Debt Securities or the proceeds thereof.

SECTION 6.5    MAY HOLD DEBT SECURITIES.

     The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debt Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 6.6    MONEY HELD IN TRUST.

     Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 6.7    COMPENSATION AND REIMBURSEMENT.

     The Company agrees:

          (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim prior to the Debt Securities, upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of amounts due on the Debt Securities.

     The obligations of the Company under this Section 6.7 to compensate and indemnify the Trustee for reasonable expenses, disbursements and advances shall constitute additional indebtedness under this Indenture and shall survive the satisfaction and discharge of this Indenture.

SECTION 6.8    DISQUALIFICATION; CONFLICTING INTERESTS.

     If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310 of the Trust Indenture Act, the Trustee shall either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have conflicting interest with respect to the Debt Securities of any series by virtue of being Trustee with respect to the Debt Securities of any particular series of Debt Securities other than that series.

SECTION 6.9    CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to supervision or examination by federal, state or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee upon any Debt Securities.

SECTION 6.10   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

          (b) The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Debt Securities of any series and a successor Trustee appointed by Act of the holders of at least a majority in principal amount of the Outstanding Debt Securities of such series, delivered to the Trustee and to the Company.

          (d)  If at any time:

                    (1) the Trustee shall fail to comply with Section 6.8 with respect to the Debt Securities of any series after written request therefor by the Company or by any holder who has been a bona fide holder of a Debt Security of such series for at least six months, or

                    (2) the Trustee shall cease to be eligible under Section 6.9 with respect to the Debt Securities of any series and shall fail to resign after written request therefor by the Company or by any such holder, or

                    (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to all Debt Securities, or (ii) subject to Section 5.14, any holder who has been a bona fide holder of a Debt Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Debt Securities of such series.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debt Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of any series shall be appointed by Act of the holders of at least a majority in principal amount of the Outstanding Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Debt Securities of such series and, to that extent, supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debt Securities of any series shall have been so appointed by the Company or the holders of such series and accepted appointment in the manner hereinafter provided, any holder who has been a bona fide holder of a Debt Security of such series for at least six months may, subject to
Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debt Securities of any series and each appointment of a successor Trustee with respect to the Debt Securities of any series in the manner and to the extent provided in Section 18.2 to the holders of Debt Securities of such series. Each notice shall include the name of the successor Trustee with respect to the Debt Securities of such series and the address of its Corporate Trust Office.

SECTION 6.11   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

          (a) In the case of an appointment hereunder of a successor Trustee with respect to all Debt Securities, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor

Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 6.7.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in any such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any other trust or trusts hereunder administered by any other such Trustee; and, upon the execution and delivery of any such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12   MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities. In case any Debt Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Debt Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

SECTION 6.13   PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     If and when the Trustee shall be or become a creditor of the Company (or any Guarantor or other obligor upon the Debt Securities), the Trustee shall be subject to the provisions of Section 311 of the Trust Indenture Act regarding the collection of such claims against the Company (or any such Guarantor or other obligor). A Trustee that has resigned or been removed shall be subject to and comply with said Section 311 to the extent required thereby.

SECTION 6.14   APPOINTMENT OF AUTHENTICATING AGENT.

     As long as any Debt Securities of a series remain Outstanding, upon a Company Request, there shall be an authenticating agent (the "Authenticating Agent") appointed, for such period as the Company shall elect, by the Trustee for such series of Debt Securities to act as its agent on its behalf and subject to its direction in connection with the authentication and delivery of each series of Debt Securities for which it is serving as Trustee. Debt Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Debt Securities of any series by the Trustee for such series or to the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee for such series by an Authenticating Agent for such series and a certificate of authentication executed on behalf of such Trustee by such Authenticating Agent, except that only the Trustee may authenticate Debt Securities upon original issuance and pursuant to Section 3.6 hereof. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Debt Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee for such series or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the applicable Trustee and to the Company.

     Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14 with respect to one or more or all series of Debt Securities, the Trustee for such series shall, upon Company Request, appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all holders of Debt Securities of such series in the manner and to the extent provided in Section 18.2. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. The Trustee for the Debt Securities of such series agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payment, subject to the provisions of Section 6.7. The Authenticating Agent for the Debt Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee for such series, except arising out of its negligence or willful misconduct.

     If an appointment with respect to one or more series is made pursuant to this Section, the Debt Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the series of Debt Securities issued under the within mentioned Indenture.

     [NAME OF TRUSTEE] As Trustee


     By:____________________________
        As Authenticating Agent


     By:____________________________
        Authorized Signatory

                                  ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.1  COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

         The Company will furnish or cause to be furnished to the Trustee with respect to Debt Securities of each series for which it acts as Trustee:

              (a) semi-annually on a date not more than 15 days after each Regular Record Date with respect to an Interest Payment Date, if any, for the Debt Securities of such series (or on semi-annual dates in each year to be determined pursuant to Section 3.1 if the Debt Securities of such series do not bear interest), a list, in such form as the Trustee may reasonably require, of the names and addresses of the registered holders as of the date 15 days next preceding each such Regular Record Date (or such semi-annual dates, as the case may be); and

              (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

Provided, however, that if and so long as the Trustee shall be the Security Registrar for such series, no such list need be furnished.

SECTION 7.2  PRESERVATION OF INFORMATION; COMMUNICATION TO HOLDERS.

              (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of holders contained in the most recent list furnished to the Trustee as provided in
Section 7.1 received by it in the capacity of Paying Agent (if so acting) hereunder, and filed with it within the two preceding years pursuant to Section 7.3(c)(2).

         The Trustee may destroy any list furnished to it as provided in Section
7.1 upon receipt of a new list so furnished, destroy any information received by it as Paying Agent (if so acting) hereunder upon delivering to itself as Trustee, not earlier than 45 days after an Interest Payment Date, a list containing the names and addresses of the holders obtained from such information since the delivery of the next previous list, if any, destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent (if so acting) hereunder upon the receipt of a new list so delivered, and destroy, not earlier than two years after filing, any information filed with it pursuant to Section 7.3(c)(2).

              (b) If three or more holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debt Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Debt Securities of a particular series (in which case the applicants must hold Debt Securities of such series) or with all holders of Debt Securities with respect to their rights under this Indenture or under the Debt Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                    (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.2(a), or

                    (ii) inform such applicants as to the approximate number of holders of Debt Securities of such series or of all Debt Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), and as to the approximate cost of mailing to such holders the form of proxy or other communication, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon written request of such applicants, mail to the holders of Debt Securities of such series or all holders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five Business Days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Debt Securities of such series or all holders, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

              (c) Every holder of Debt Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders in accordance with
Section 7.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing of any material pursuant to a request made under Section 7.2(b).

SECTION 7.3  REPORTS BY TRUSTEE.

              (a) Within 60 days after [DATE] of each year, commencing with the first [DATE] after the first issuance of Debt Securities pursuant to this Indenture, the Trustee shall, to the extent required by the Trust Indenture Act, transmit to all holders of Debt Securities of any series with respect to which it acts as Trustee, in the manner hereinafter provided in this Section 7.3, a brief report dated such date with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period, no report need be transmitted):

                  (1) any change to its eligibility under Section 6.9 and its qualifications under Section 6.8;

                  (2) the creation of or any material change to a relationship specified in paragraph (1) through (10) of Section 310(b) of the Trust Indenture Act;

                  (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debt Securities of such series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Outstanding Debt Securities of such series on the date of such report;

                  (4) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or any other obligor on the Debt Securities of such series) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 311(b) of the Trust Indenture Act;

                  (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

                  (6) any additional issue of Debt Securities which the Trustee has not previously reported; and

                  (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which, in its opinion, materially affects the Debt Securities of such series, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 6.2.

              (b) The Trustee shall transmit by mail to all holders of Debt Securities of any series (whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2 (a)) for which it acts as the Trustee, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debt Securities of such series, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, except that the Trustee for each series shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Debt Securities of such series Outstanding at such time, such report to be transmitted within 90 days after such time.

              (c) Gaming License Requirements. To the extent required by Gaming Laws the Trustee will provide any applicable Gaming Authority with:

                  (1) copies of all notices, reports and other written communications which the Trustee gives to holders of Debt Securities;

                  (2) a list of holders of Debt Securities promptly after the original issuance of the Debt Securities, eight months and two months prior to the expiration date of each then-current Gaming License held by the Company or its subsidiaries, and upon demand;

                  (3) notice of any Event of Default under this Indenture or of any Default, any acceleration of the indebtedness evidenced or secured hereby, the institution of any legal actions or proceedings before any court or governmental authority in respect of this Indenture and any rescission, annulment or waiver in respect of an Event of Default;

                  (4) notice of the removal or resignation of the Trustee within five Business Days thereof;

                  (5) notice of any transfer or assignment of rights under this Indenture (but no transfers or assignments of the Debt Securities) within five Business Days thereof; and

                  (6) a copy of any amendment to the Debt Securities or this Indenture within five Business Days of the effectiveness thereof.

         The notice specified in clause (3) above shall be in writing and, except as set forth below, shall be given within five Business Days after the trustee has transmitted the notice required by Section 6.2. In the case of any notice in respect of any Event of Default, such notice shall be accompanied by a copy of any notice from the holders of the Debt Securities, or a representative thereof or the Trustee, to the Company and, if accompanied by any such notice to the Company, shall be given simultaneously with the giving of any such notice to the Company. In the case of any legal actions or proceedings, such notice shall be accompanied by a copy of the complaint or other initial pleading or document.

         The Trustee shall in accordance with the limitations set forth herein cooperate with any applicable Gaming Authority in order to provide such Gaming Authority with information and documentation relevant to compliance with clause
(3) above and as otherwise required by any applicable Gaming Law.

         The Company will advise the Trustee of the expiration date of any then-current Gaming License held by the Company or its subsidiaries at least nine months prior to the expiration thereof and the Trustee until so advised may assume that such Gaming License has not expired.

              (d) Reports pursuant to this Section 7.3 shall be transmitted by mail:

                  (1) to all holders of Debt Securities, as the names and addresses of such holders of Debt Securities appear in the Security Register; and

                  (2) except in the cases of reports pursuant to subsection (b) of this Section 7.3, to each holder of a Debt Security of any series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a).

              (e) A copy of each such report shall, at the time of such transmission to holders, be filed by the Trustee with each stock exchange upon which any Debt Securities of such series are listed, with the Commission and also with the Company. The Company will notify the Trustee when any series of Debt Securities are listed on any stock exchange.

SECTION 7.4   REPORTS BY COMPANY.

Unless otherwise specified with respect to a particular series of Debt Securities pursuant to Section 3.1, the Company will file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended.

                                  ARTICLE VIII

                             CONCERNING THE HOLDERS

SECTION 8.1   ACTS OF HOLDERS.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by holders of Debt Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the holders signing such instrument or instruments. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Outstanding Debt Securities of any series may take any Act, the fact that the holders of such specified percentage have joined therein may be evidenced (a) by the instrument or instruments executed by holders in person or by agent or proxy appointed in writing, or (b) by the record of holders voting in favor thereof at any meeting of such holders duly called and held in accordance with the provisions of Article IX, or (c) by a combination of such instrument or instruments and any such record of such a meeting of holders.

SECTION 8.2   PROOF OF OWNERSHIP; PROOF OF EXECUTION OF INSTRUMENTS BY HOLDER.

         The ownership of Debt Securities of any series shall be proved by the Security Register for such series or by a certificate of the Security Registrar for such series.

         Subject to the provisions of Sections 6.1, 6.3 and 9.5, proof of the execution of a writing appointing an agent or proxy and of the execution of any instrument by a holder or his agent or proxy shall be sufficient and conclusive in favor of the Trustee and the Company if made in the following manner:

         The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgements of deeds, that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, as the case may be, or by any other Person acting in a representative capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

         The record of any holders' meeting shall be proved in the manner provided in Section 9.6.

         The Trustee may in any instance require further proof with respect to any of the matters referred to in this Section so long as the request is a reasonable one.

SECTION 8.3   PERSONS DEEMED OWNERS.

         The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Debt Security is registered as the owner of such Debt Security for the purpose of receiving payment of the principal of (and premium, if any) and (subject to Section 3.7) interest, if any, on such Debt Security and for all other purposes whatsoever, whether or not such Debt Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All payments made to any holder, or upon his order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys payable upon such Debt Security.

SECTION 8.4   REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND.

         At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.1, of the taking of any Act by the holders of the percentage in aggregate principal amount of the Outstanding Debt Securities specified in this Indenture in connection with such Act, any holder of a Debt Security the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Debt Securities the holders of which have consented to such Act may, by filing written notice with the Trustee at the Corporate Trust Office and upon proof of ownership as provided in Section 8.2, revoke such Act so far as it concerns such Debt Security. Except as aforesaid, any such Act taken by the holder of any Debt Security shall be conclusive and binding upon such holder and, subject to the provisions of Section 5.8, upon all future holders of such Debt Security and of any Debt Securities issued on transfer or in lieu thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Debt Security or such other Debt Securities.

                                   ARTICLE IX

                                HOLDERS' MEETINGS

SECTION 9.1   PURPOSES OF MEETINGS.

         A meeting of holders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article IX for any of the following purposes:

                  (a) to give any notice to the Company or to the Trustee for such series, or to give any directions to the Trustee for such series, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by holders pursuant to any of the provisions of Article V;

                  (b) to remove the Trustee for such series and appoint a successor Trustee pursuant to the provisions of Article VI;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.2; or

                  (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Outstanding Debt Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

SECTION 9.2   CALL OF MEETINGS BY TRUSTEE.

         The Trustee for any series may at any time call a meeting of holders of such series to take any action specified in Section 9.1, to be held at such time or times and at such place or places as the Trustee for such series shall determine. Notice of every meeting of the holders of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to holders of such series in the manner and to the extent provided in Section 18.2. Such notice shall be given not less than 10 days nor more than 90 days prior to the date fixed for the meeting.

SECTION 9.3   CALL OF MEETINGS BY COMPANY OR HOLDERS.

         In case at any time the Company, pursuant to a Board Resolution, or the holders of at least 10% in aggregate principal amount of the Outstanding Debt Securities of a series or of all series, as the case may be, shall have requested the Trustee for such series to call a meeting of holders of any or all such series by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 10 days after the receipt of such request, then the Company or such holders may determine the time or times and the place or places for such meetings and may call such meetings to take any action authorized in Section 9.1, by giving notice thereof as provided in Section 9.2.

SECTION 9.4   QUALIFICATIONS FOR VOTING.

       To be entitled to vote at any meeting of holders, a Person shall be (a) a holder of a Debt Security of the series with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as agent or proxy by such holder. The only Persons who shall be entitled to be present or to speak at any meeting of holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee for the series with respect to which such meeting is being held and its counsel and any representatives of the Company and its counsel.

SECTION 9.5   REGULATIONS.

       Notwithstanding any other provisions of this Indenture, the Trustee for any series may make such reasonable regulations as it may deem advisable for any meeting of holders of such series, in regard to proof of the holding of Debt Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

       The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by holders of such series as provided in Section 9.3, in which case the Company or the holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by at least a majority vote of the meeting.

       Subject to the provisos in the definition of "Outstanding," at any meeting each holder of a Debt Security of the series with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount (or such other amount as shall be specified as contemplated by Section 3.1) of Debt Securities of such series held or represented by such holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Debt Securities of such series held by him or her or instruments in writing duly designating him or her as the person to vote on behalf of holders of Debt Securities of such series. Any meeting of holders with respect to which a meeting was duly called pursuant to the provisions of Section 9.2 or 9.3 may be adjourned from time to time by at least a majority of such holders present and the meeting may be held as so adjourned without further notice.

SECTION 9.6   VOTING.

       The vote upon any resolution submitted to any meeting of holders of a series of Debt Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Debt Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of holders shall be taken and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was transmitted as provided in Section 9.2. The record shall show the serial numbers of the Debt Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

       Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 9.7   NO DELAY OF RIGHTS BY MEETING.

       Nothing contained in this Article IX shall be deemed or construed to authorize or permit, by reason of any call of a meeting of holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to any holder under any of the provisions of this Indenture or of the Debt Securities of any series.

                                   ARTICLE X

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 10.1  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

       The Company shall not consolidate with, merge with or into, or sell, assign, convey, transfer or lease its properties and assets substantially in their entirety (computed on a consolidated basis) to any Person, unless:

              (a) either (A) the Company is the surviving entity or (B) the successor or transferee (the "successor corporation") is a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, all of the obligations of the Company under the Debt Securities and this Indenture;

              (b) immediately after giving effect to such transaction, no Event of Default or Default shall exist; and

              (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this provision and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 10.2  SUCCESSOR CORPORATION SUBSTITUTED.

       Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Company substantially in their entirety in accordance with Section 10.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein.

                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURES

SECTION 11.1  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

       Without the consent of any holders, the relevant Obligors, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

              (a) to evidence the succession of another corporation to the rights of any Obligor and the assumption by such successor of the covenants and obligations of any Obligor contained herein and in the Debt Securities; or

              (b) to add to the covenants, agreements or obligations of any Obligor for the benefit of the holders of all or any series of Debt Securities (and if such covenants are to be for the benefit of less than all series, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

              (c) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series, stating that such Events of Default are expressly being included solely to be applicable to such series); or

              (d) to add to, change or eliminate any of the provisions of this Indenture, provided that any such addition, change or elimination shall become effective only when there is no Outstanding Debt Security of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision and as to which such supplemental indenture would apply; or

              (e) to secure the Debt Securities of any series or to provide that any of the Company's obligations under any series of the Debt Securities or this Indenture shall be guaranteed and the terms and conditions for the release or substitution of such security or guarantee; or

              (f) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Debt Securities pursuant to Article IV or XIV, provided that any such action shall not adversely

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affect the interests of the holders of Debt Securities of such series or any other series of Debt Securities in any material respect; or

              (g) to establish the form or terms of Debt Securities, of any series as permitted by Sections 2.1 and 3.1; or

              (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to one or more series of Debt Securities, and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee; or

              (i) to comply with the requirements of the Commission in connection with the qualification of this Indenture under the Trust Indenture Act; or

              (j) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture; provided such other provisions shall not adversely affect the interests of the holders of Outstanding Debt Securities of any series created prior to the execution of such supplemental indenture in any material respect.

       The terms of any document entered into pursuant to this Section shall be subject to prior approval, if required, of any applicable Gaming Authority.

SECTION 11.2  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

       With the written consent of the holders of at least a majority in principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture, by Act of said holders delivered to the Company and the Trustee, the relevant Obligors when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the holders under this Indenture of such Debt Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Debt Security of each such series affected thereby,

              (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Debt Security, or reduce the principal amount thereof or the rate (or extend the time for payment) of interest thereon or any premium payable upon redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or alter any redemption provisions in a manner adverse to the holders of such series of Debt Securities or adversely affect the right to convert any Debt Security into shares of Common Stock or other securities or property of the Company as may be provided pursuant to Section 3.1; or

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              (b)    reduce the percentage in principal amount of the
Outstanding Debt Securities of any series, the consent of whose holders is required for any supplemental indenture, or the consent of whose holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

              (c) modify any of the provisions of this Section, Section 5.13, or Section 12.6, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Outstanding Debt Security of each series affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.11 and 11.1(9).

       It shall not be necessary for any Act of holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

       A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture with respect to one or more particular series of Debt Securities, or which modifies the rights of the holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the holders of Debt Securities of any other series.

       The terms of any document entered into pursuant to this Section shall be subject to prior approval, if required, of any applicable Gaming Authority.

SECTION 11.3  EXECUTION OF SUPPLEMENTAL INDENTURES.

       In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise in a material way.

SECTION 11.4  EFFECT OF SUPPLEMENTAL INDENTURES.

       Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every holder of Debt Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 11.5  CONFORMITY WITH TRUST INDENTURE ACT.

       Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

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SECTION 11.6  REFERENCE IN DEBT SECURITIES TO SUPPLEMENTAL INDENTURES.

       Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debt Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities of such series.

                                  ARTICLE XII

                                    COVENANTS

SECTION 12.1  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

       The Company covenants and agrees for the benefit of each series of Debt Securities, that it will duly and punctually pay the principal of (and premium, if any) and interest on the Debt Securities in accordance with the terms of the Debt Securities and this Indenture. If so provided in the terms of any series of Debt Securities established as provided in Section 3.1, the interest, if any, due in respect of any temporary Global Note or permanent Global Note, together with any additional amounts payable in respect thereof, as provided in the terms and conditions of such Debt Security, shall be payable only upon presentation of such Debt Security to the Trustee for notation thereon of the payment of such interest.

SECTION 12.2  OFFICERS' CERTIFICATE AS TO COMPLIANCE.

       Unless otherwise specifically provided for with respect to any series of Debt Securities under Section 3.1, the Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a certificate of the principal executive officer, principal financial officer or principal accounting officer of the Company stating whether or not, to the knowledge of the signer thereof, the Obligors are in compliance with all covenants and conditions under this Indenture, and, in the event of any noncompliance, specifying such noncompliance and the nature and status thereof of which such signer may have knowledge. For purposes of this Section, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

SECTION 12.3  MAINTENANCE OF OFFICE OR AGENCY.

       The Company will maintain in each Place of Payment for such series an office or agency where Debt Securities of that series may be presented or surrendered for payment, where Debt Securities of that series may be surrendered for registration of transfer or exchange, where Debt Securities of that series that are convertible may be surrendered for conversion, if applicable, and where notices and demands to or upon the Company in respect of the Debt Securities of that series and this Indenture may be served. If the Debt Securities of any series are listed on any stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Debt Securities of that series in any required city located outside the United States, as the case

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

may be, so long as the Debt Securities of that series are listed on such exchange, and subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Debt Securities of that series may be surrendered for registration of transfer, where Debt Securities of that series may be surrendered for exchange or redemption and where notices and demands to or upon the Company in respect of the Debt Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.

     The Company may also from time to time designate different or additional offices or agencies to be maintained for such purposes (in or outside of such Place of Payment), and may from time to time rescind any such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations described in the preceding paragraph. The Company will give prompt written notice to the Trustee of any such additional designation or rescission of designation and any change in the location of any such different or additional office or agency.

SECTION 12.4   MONEY FOR DEBT SECURITIES; PAYMENTS TO BE HELD IN TRUST.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Debt Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debt Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents with respect to any series of Debt Securities, it will, by or on each due date of the principal (and premium, if any) or interest on any Debt Securities of such series, deposit with any such Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless any such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent with respect to any series of Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Debt Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

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

          (b) give the Trustee notice of any default by the Company (or any other obligor upon the Debt Securities of such series) in the making of any payment of principal (and premium, if any) or interest on the Debt Securities of such series; and

          (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Debt Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company upon Company Request, or (if then held by the Company) shall be discharged from such trust; and the holder of such Debt Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be transmitted in the manner and to the extent provided by Section 18.2, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 12.5   CORPORATE EXISTENCE.

     Subject to Article X, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each of its Subsidiaries; provided, however, that the Company shall not be required to preserve the corporate existence of any Subsidiary if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

SECTION 12.6   WAIVER OF CERTAIN COVENANTS.

     Any Obligor may omit in any particular instance to comply with any term, provision or condition set forth in Sections 12.1 and 12.3 through 12.5 (and, if so specified pursuant to Section 3.1, any other covenant not set forth herein and specified pursuant to Section 3.1 to be applicable to the Debt Securities of any series, except as otherwise provided pursuant to Section 3.1) with respect to the Debt Securities of any series if before the time for such compliance the holders of at least at least a majority in principal amount of the Outstanding Debt Securities of such series shall, by Act of such holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent

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expressly so waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                  ARTICLE XIII

                          REDEMPTION OF DEBT SECURITIES

SECTION 13.1   APPLICABILITY OF ARTICLE.

     Debt Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to Section 3.1 for Debt Securities of any series) in accordance with this Article.

SECTION 13.2   ELECTION TO REDEEM; NOTICE TO TRUSTEE.

     The election of the Company to redeem any Debt Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Debt Securities of any series pursuant to
Section 13.3, the Company shall, at least 30 days before the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Debt Securities of such series to be redeemed. In the case of any redemption of Debt Securities prior to the expiration of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restrictions.

SECTION 13.3   SELECTION BY TRUSTEE OF DEBT SECURITIES TO BE REDEEMED.

     If less than all the Debt Securities of any series are to be redeemed at the election of the Company, the particular Debt Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debt Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 denominations for Debt Securities of such series or any integral multiple thereof) of the principal amount of Debt Securities of such series in a denomination larger than $1,000 denominations. The portions of the principal amount of Debt Securities so selected for partial redemption shall be in denominations of $1,000 or any integral multiple thereof, except as otherwise set forth in the applicable form of Debt Securities. In any case when more than one Debt Security of such series is registered in the same name, the Trustee, in its discretion, may treat the aggregate principal amount so registered as if it were represented by one Debt Security of such series.

     The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt

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Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt security which has been or is to be redeemed.

SECTION 13.4   NOTICE OF REDEMPTION.

     Notice of redemption shall be given by the Company, or at the Company's request, by the Trustee in the name and at the expense of the Company, not less than 30 days and not more than 60 days prior to the Redemption Date to the holders of Debt Securities of any series to be redeemed in whole or in part pursuant to this Article XIII, in the manner provided in Section 18.2. Any notice so given shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. Failure to give such notice, or any defect in such notice to the holder of any Debt Security of a series designated for redemption, in whole or in part, shall not affect the sufficiency of any notice of redemption with respect to the holder of any other Debt Security of such series.

     All notices of redemption shall state:

          (a)  the Redemption Date,

          (b)  the Redemption Price,

          (c) that Debt Securities of such series are being redeemed by the Company pursuant to provisions contained in this Indenture or the terms of the Debt Securities of such series or a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption,

          (d) if less than all Outstanding Debt Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debt Securities to be redeemed,

          (e) that on the Redemption Date the Redemption Price will become due and payable upon each such Debt Security to be redeemed, and that interest thereon, if any, shall cease to accrue on and after said date,

          (f) the Place or Places of Payment where such Debt Securities are to be surrendered for payment of the Redemption Price, and

          (g)  that the redemption is for a sinking fund, if such is the case.

SECTION 13.5   DEPOSIT OF REDEMPTION PRICE.

     On or prior to the Redemption Date for any Debt Securities, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 12.4) an amount of money in the Currency or Currencies in which such Debt Securities are denominated (except as provided pursuant to Section 3.1) sufficient to pay the Redemption Price of such Debt Securities or any portions thereof which are to be redeemed on that date.

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

SECTION 13.6   DEBT SECURITIES PAYABLE ON REDEMPTION DATE.

     Notice of redemption having been given as aforesaid, any Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price (except as otherwise specified pursuant to Section 3.1 or 3.4), and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Debt Securities shall cease to bear interest. Upon surrender of any such Debt Security for redemption in accordance with said notice, such Debt Security shall be paid by the Company at the Redemption Price; provided, however, that, unless otherwise specified as contemplated by Section 3.1, installments of interest on Debt Securities which have a Stated Maturity on or prior to the Redemption Date for such Debt Securities shall be payable according to the terms of such Debt Securities and the provisions of Section 3.7.

     If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debt Security.

SECTION 13.7   DEBT SECURITIES REDEEMED IN PART.

     Any Debt Security which is to be redeemed only in part shall be surrendered at the Corporate Trust Office or such other office or agency of the Company as is specified pursuant to Section 3.1 with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the holder thereof or such holder's attorney duly authorized in writing, and the Company shall execute, and the Trustee shall authenticate and deliver to the holder of such Debt Security without service charge, a new Debt Security or Debt Securities of the same series, of like tenor and form, of any authorized denomination as requested by such holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered. In the case of a Debt Security providing appropriate space for such notation, at the option of the holder thereof, the Trustee, in lieu of delivering a new Debt Security or Debt Securities as aforesaid, may make a notation on such Debt Security of the payment of the redeemed portion thereof.

                                  ARTICLE XIV

                                  SINKING FUNDS

SECTION 14.1   APPLICABILITY OF ARTICLE.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified pursuant to Section 3.1 for Debt Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Debt Securities of any series, the amount of any cash sinking fund payment may be subject to reduction as provided in Section 14.2. Each sinking fund

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payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of such series.

SECTION 14.2   SATISFACTION OF MANDATORY SINKING FUND PAYMENTS WITH DEBT
               SECURITIES.

     In lieu of making all or any part of a mandatory sinking fund payment with respect to any Debt Securities of a series in cash, the Company may at its option, at any time no more than sixteen months and no less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Debt Securities of such series theretofore purchased or otherwise acquired by the Company, except Debt Securities of such series which have been redeemed through the application of mandatory sinking fund payments pursuant to the terms of the Debt Securities of such series, accompanied by a Company Order instructing the Trustee to credit such obligations and stating that the Debt Securities of such series were originally issued by the Company by way of bona fide sale or other negotiation for value, provided that such Debt Securities shall not have been previously so credited. Such Debt Securities shall be received and credited for such by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

SECTION 14.3   REDEMPTION OF DEBT SECURITIES FOR SINKING FUND.

     Not less than 60 days prior to each sinking fund payment date for any series of Debt Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash (except as provided pursuant to Section 3.1) and the portion thereof, if any, which is to be satisfied by delivering and crediting Debt Securities of such series pursuant to Section 14.2 and whether the Company intends to exercise its rights to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and, upon its delivery, the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Debt Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit Debt Securities as provided in Section 14.2 and without the right to make any optional sinking fund payment with respect to such series at such time.

     Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Debt Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Debt Securities of such series at the Redemption Price specified in such Debt Securities with respect to the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee (or by the Company if the Company is acting as its own Paying Agent) to the redemption of Debt Securities shall be added to the next sinking fund payment

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received by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 12.4) for such series and, together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys with respect to the Debt Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 12.4) on the last sinking fund payment date with respect to Debt Securities of such series and not held for the payment or redemption of particular Debt Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Debt Securities of such series at Maturity.

     The Trustee shall select or cause to be selected the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in Section
13.3 and the Company shall cause notice of the redemption thereof to be given in the manner provided in Section 13.4. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Section 13.6.

     On or before each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own Paying Agent, the Company shall segregate and hold in trust as provided in Section 12.4) in cash a sum equal to the principal and any interest accrued to the Redemption Date for Debt Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

                                   ARTICLE XV

                                   DEFEASANCE

SECTION 15.1   APPLICABILITY OF ARTICLE.

     Except as otherwise provided in Section 15.2 or as provided pursuant to
Section 3.1 with respect to a particular series of Debt Securities, the Company may terminate its obligations under the Debt Securities of any series and this Indenture with respect to Debt Securities of such series as set forth in Section 15.2.

SECTION 15.2   DEFEASANCE UPON DEPOSIT OF MONEYS OR U.S. GOVERNMENT OBLIGATIONS.

     At the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to Debt Securities of any series ("legal defeasance option") or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 10.1, 12.2 and 12.4 with respect to Debt Securities of any series (and, to the extent so specified pursuant to Section 3.1, any other obligation of the Company or restrictive covenant added for the benefit of such series pursuant to Section 3.1) ("covenant defeasance option") at any time after the applicable conditions set forth below have been satisfied:

          (a) The Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Debt Securities of such series (i) money

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in an amount, or (ii) U.S. Government Obligations (as defined below) which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (i) and (ii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including any mandatory sinking fund payments) of and premium, if any, and interest on, the Outstanding Debt Securities of such series on the dates such installments of interest or principal and premium are due;

          (b) Such deposit shall not cause the Trustee with respect to the Debt Securities of that series to have a conflicting interest as defined in Section
6.8 and for purposes of the Trust Indenture Act with respect to the Debt Securities of any series;

          (c) Such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

          (d) If the Debt Securities of such series are then listed on any national securities exchange or the NASD automated quotation system, or the Company shall have delivered to the Trustee an Opinion of Counsel or a letter or other document from such exchange or the NASD automated quotation system to the effect that the Company's exercise of its option under this Section would not cause such Debt Securities to be delisted;

          (e) No Event of Default or Default with respect to the Debt Securities of such series shall have occurred and be continuing on the date of such deposit and, with respect to the legal defeasance option only, no Event of Default under Section 5.1(f) or Section 5.1(g) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 5.1(f) or Section 5.1(g) shall have occurred and be continuing on the 91/st/ day after such date (and such defeasance shall not become effective until such 91/st/ day); and

          (f) The Company shall have delivered to the Trustee an Opinion of Counsel or a ruling from the Internal Revenue Service to the effect that the holders of the Debt Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of such deposit, defeasance or Discharge. Notwithstanding the foregoing, if the Company exercises its covenant defeasance option and an Event of Default under Section 5.1(f) or
Section 5.1(g) or event which, with the giving of notice or lapse of time, or both, would become an Event of Default under Section 5.1(f) or Section 5.1(g) shall have occurred and be continuing on the 91/st/ day after the date of such deposit, the obligations of the Company referred to under the definition of covenant defeasance option with respect to such Debt Securities shall be reinstated.

     "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Debt Securities of such series and to have satisfied all the obligations under this Indenture relating to the Debt Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of holders of Debt Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of (and premium, if any) and interest on such Debt Securities when

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such payments are due, (B) the Company's obligations with respect to the Debt
Securities of such series under Sections 3.4(a), 3.5, 3.6, 12.3 and 15.3 and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

     "U.S. Government Obligations" means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

SECTION 15.3   DEPOSITED MONEYS AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN
               TRUST.

     All moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 15.2 in respect of Debt Securities of a series shall be held in trust and applied by it, in accordance with the provisions of such Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the holders of such Debt Securities, of all sums due and to become due thereon for principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

SECTION 15.4   REPAYMENT TO COMPANY.

     The Trustee and any Paying Agent shall promptly pay or return to the Company upon Company Request any moneys or U.S. Government Obligations held by them at any time that are not required for the payment of the principal of (and premium, if any) and interest on the Debt Securities of any series for which money or U.S. Government Obligations have been deposited pursuant to Section 15.2.

     The provisions of the last paragraph of Section 12.4 shall apply to any money held by the Trustee or any Paying Agent under this Article that remains unclaimed for two years after the Maturity of any series of Debt Securities for which money or U.S. Government Obligations have been deposited pursuant to
Section 15.2.

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

                                  ARTICLE XVI

                                   CONVERSION

SECTION 16.1   APPLICABILITY; CONVERSION PRIVILEGE.

     Except as otherwise specified pursuant to Section 3.1 for Debt Securities of any series, the provisions of this Article XVI shall be applicable to any Debt Securities that are convertible into Common Stock. If so provided pursuant to Section 3.1 with respect to the Debt Securities of any series, the holder of a Debt Security of such series shall have the right, at such holder's option, to convert, in accordance with the terms of such series of Debt Securities and this
Article XVI, all or any part (in a denomination of, unless otherwise specified pursuant to Section 3.1 with respect to Debt Securities of such series, $1,000 in principal amount or any integral multiple thereof) of such Debt Security into shares of Common Stock or, as to any Debt Securities called for redemption, at any time prior to the time and date fixed for such redemption (unless the Company shall default in the payment of the Redemption Price, in which case such right shall not terminate at such time and date).

SECTION 16.2   CONVERSION PROCEDURE; CONVERSION PRICE; FRACTIONAL SHARES.

          (a) Each Debt Security to which this Article is applicable shall be convertible at the office of the Conversion Agent, and at such other place or places, if any, specified pursuant to Section 3.1 with respect to the Debt Securities of such series, into fully paid and nonassessable shares (calculated to the nearest 1/100th of a share) of Common Stock. The Debt Securities will be converted into shares of Common Stock at the Conversion Price therefor. No payment or adjustment shall be made in respect of dividends on the Common Stock or accrued interest on a converted Debt Security except as described in Section
16.9. The Company may, but shall not be required, in connection with any conversion of Debt Securities, to issue a fraction of a share of Common Stock and, if the Company shall determine not to issue any such fraction, the Company shall, subject to Section 16.3(d), make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Closing Price of the Common Stock on the last Trading Day prior to the date of conversion.

          (b) Before any holder of a Debt Security shall be entitled to convert the same into Common Stock, such holder shall surrender such Debt Security duly endorsed to the Company or in blank at the office of the Conversion Agent or at such other place or places, if any, specified pursuant to Section 3.1, and shall give written notice to the Company at said office or place that such holder elects to convert the same and shall state in writing therein the principal amount of Debt Securities to be converted and the name or names (with addresses) in which such holder wishes the certificate or certificates for Common Stock to be issued; provided, however, that no Debt Security or portion thereof shall be accepted for conversion unless the principal amount of such Debt Security or such portion, when added to the principal amount of all other Debt Securities or portions thereof then being surrendered by the holder thereof for conversion, exceeds the then-effective Conversion Price with respect thereto. If more than one Debt Security shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Debt Securities (or specified portions thereof to the extent permitted

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

thereby) so surrendered. Subject to the next succeeding sentence, the Company will, as soon as practicable thereafter, issue and deliver at said office or place to such holder of a Debt Security, or to such holder's nominee or nominees, certificates for the number of full shares of Common Stock to which such holder shall be entitled as aforesaid, together, subject to the last sentence of paragraph (a) above, with cash in lieu of any fraction of a share to which such holder would otherwise be entitled. The Company shall not be required to deliver certificates for shares of Common Stock while the stock transfer books for such stock or the Security Register are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books or Security Register. A Debt Security shall be deemed to have been converted as of the close of business on the date of the surrender of such Debt Security for conversion as provided above, and the Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the close of business on such date. In case any Debt Security shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the holder of the Debt Securities so surrendered, without charge to such holder (subject to the provisions of Section 16.8), a new Debt Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Debt Security.

SECTION 16.3   ADJUSTMENT OF CONVERSION PRICE FOR COMMON STOCK.

     The Conversion Price with respect to any Debt Security which is convertible into Common Stock shall be adjusted from time to time as follows:

          (a) In case the Company shall, at any time or from time to time while any of such Debt Securities are outstanding, (i) pay a dividend in shares of its Common Stock to holders of Common Stock, (ii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (iii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (iv) make a distribution in shares of Common Stock to holders of Common Stock, then the Conversion Price in effect immediately before such action shall be adjusted so that the holders of such Debt Securities, upon conversion thereof into Common Stock immediately following such event, shall be entitled to receive the kind and amount of shares of Common Stock of the Company which they would have owned or been entitled to receive upon or by reason of such event if such Debt Securities had been converted immediately before the record dated (or, if no record date, the effective date) for such event. An adjustment made pursuant to this Section 16.3(a) shall become effective retroactively immediately after the record date in the case of a dividend or distribution and shall become effective retroactively immediately after the effective date in the case of a subdivision or combination. For the purposes of this Section 16.3(a), each holder of Debt Securities shall be deemed to have failed to exercise any right to elect the kind or amount of securities receivable upon the payment of any such dividend, subdivision, combination or distribution (provided, that if the kind or amount of securities receivable upon such dividend, subdivision, combination or distribution is not the same for each nonelecting share, then the kind and amount of securities or other property receivable upon such dividend, subdivision, combination or distribution for each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares).

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

          (b) In case the Company shall, at any time or from time to time while any of such Debt Securities are outstanding, issue rights or warrants to all holders of shares of its Common Stock entitling them (for a period expiring within 45 days after the record date for such issuance) to subscribe for or purchase shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share less than the Current Market Price of the Common Stock at such record date (treating the price per share of the securities convertible into Common Stock as equal to (x) the sum of (i) the price for a unit of the security convertible into Common Stock and (ii) any additional consideration initially payable upon the conversion of such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible security), the Conversion Price with respect to such Debt Securities shall be adjusted so that it shall equal the price determined by dividing the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are initially convertible), and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of securities which the aggregate offering price of the total number of shares of securities so offered for subscription or purchase (or the aggregate purchase price of the convertible securities so offered plus the aggregate amount of any additional consideration initially payable upon conversion of such securities into Common Stock) would purchase at such Current Market Price of the Common Stock. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

          (c) In the case the Company shall, at any time or from time to time while any of such Debt Securities are outstanding, distribute to all holders of shares of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation and the Common Stock is not changed or exchanged) cash, evidences of its indebtedness, securities or assets (excluding (i) regular periodic cash dividends in amounts, if any, determined from time to time by the Board of Directors, (ii) dividends payable in shares of Common Stock for which adjustment is made under Section 16.3(a) or (iii) rights or warrants to subscribe for or purchase securities of the Company (excluding those referred to in Section 16.3(b)), then in each such case the Conversion Price with respect to such Debt Securities shall be adjusted so that it shall equal the price determined by dividing the Conversion Price in effect immediately prior to the date of such distribution by a fraction, the numerator of which shall be the Current Market Price of the Common Stock on the record date referred to below, and the denominator of which shall be such Current Market Price of the Common Stock less the then fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the cash or assets or evidences of indebtedness or securities so distributed or of such subscription rights or warrants applicable to one share of Common Stock (provided that such denominator shall never be less than 1.0); provided, however, that no adjustment shall be made with respect to any distribution of rights to purchase securities of the Company if a holder of Debt Securities would otherwise be entitled to receive such rights upon conversion at any time of such Debt Securities into Common Stock unless such rights are subsequently redeemed by the Company, in which case such redemption shall be treated for purposes of this Section as a dividend on the Common Stock. Such adjustment shall become effective retroactively immediately after the

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

record date for the determination of stockholders entitled to receive such distribution; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such record date had not been fixed.

          (d) The Company shall be entitled to make such additional adjustments in the Conversion Price, in addition to those required by subsections 16.3(a), 16.3(b), and 16.3(c), as shall be necessary in order that any dividend or distribution of Common Stock, any subdivision, reclassification or combination of shares of Common Stock or any issuance of rights or warrants referred to above shall not be taxable to the holders of Common Stock for United States federal income tax purposes.

          (e) In any case in which this Section 16.3 shall require that any adjustment be made effective as of or retroactively immediately following a record date, the Company may elect to defer (but only for five (5) Trading Days following the filing of the statement referred to in Section 16.5) issuing to the holder of any Debt Securities converted after such record date the shares of Common Stock and other capital stock of the Company issuable upon such conversion over and above the shares of Common Stock and other capital stock of the Company issuable upon such conversion on the basis of the Conversion Price prior to adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          (f) All calculations under this Section 16.3 shall be made to the nearest cent or one-hundredth of a share of security, with one-half cent and
0.005 of a share, respectively, being rounded upward. Notwithstanding any other provision of this Section 16.3, the Company shall not be required to make any adjustment of the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of such price. Any lesser adjustment shall be carried forward and shall be made at the time of, and together with, the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% in such price. Any adjustments under this Section 16.3 shall be made successively whenever an event requiring such an adjustment occurs.

          (g) In the event that at any time, as a result of an adjustment made pursuant to this Section 16.3, the holder of any Debt Security thereafter surrendered for conversion shall become entitled to receive any shares of stock of the Company other than shares of Common Stock into which the Debt Securities originally were convertible, the Conversion Price of such other shares so receivable upon conversion of any such Debt Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in subparagraphs (a) through (f) of this Section 16.3, and the provisions of Sections 16.1, 16.2 and 16.4 through 16.9 with respect to the Common Stock shall apply on like or similar terms to any such other shares and the determination of the Board of Directors as to any such adjustment shall be conclusive.

          (h) No adjustment shall be made pursuant to this Section: (i) if the effect thereof would be to reduce the Conversion Price below the par value (if any) of the Common Stock or (ii) subject to 16.3(e) hereof, with respect to any Debt Security that is converted prior to the time such adjustment otherwise would be made.

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

SECTION 16.4   CONSOLIDATION OR MERGER OF THE COMPANY.

     In case of either (a) any consolidation or merger to which the Company is a party, other than a merger or consolidation in which the company is the surviving or continuing corporation and which does not result in a reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, as a result of a subdivision or combination) in, outstanding shares of Common Stock or (b) any sale or conveyance of all or substantially all of the property and assets of the Company to another Person, each Debt Security then outstanding shall be convertible from and after such merger, consolidation, sale or conveyance of property and assets into the kind and amount of shares of stock or other securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which such Debt Securities would have been converted immediately prior to such consolidation, merger, sale or conveyance, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XVI (and assuming such holder of Common Stock failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property (including cash) receivable upon such consolidation, merger, sale or conveyance (provided that, if the kind or amount of securities, cash or other property (including cash) receivable upon such consolidation, merger, sale or conveyance is not the same for each nonelecting share, then the kind and amount of securities, cash or other property (including cash) receivable upon such consolidation, merger, sale or conveyance for each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares or securities)). The Company shall not enter into any of the transactions referred to in clause (a) or (b) of the preceding sentence unless effective provision shall be made so as to give effect to the provisions set forth in this Section 16.4. The provisions of this
Section 16.4 shall apply similarly to successive consolidations, mergers, sales or conveyances.

SECTION 16.5   NOTICE OF ADJUSTMENT.

     Whenever an adjustment in the Conversion Price with respect to a series of Debt Securities is required:

          (a) the Company shall forthwith place on file with the Trustee and any Conversion Agent for such Securities a certificate of the Treasurer of the Company, stating the adjusted Conversion Price determined as provided herein and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustment, such certificate to be conclusive evidence that the adjustment is correct; and

          (b) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be given by the Company, or at the Company's request, by the Trustee in the name and at the expense of the Company, in the manner provided in Section 18.2. Any notice so given shall be conclusively presumed to have been duly given, whether or not the holder receives such notice.

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SECTION 16.6  NOTICE IN CERTAIN EVENTS.

     In case:

          (a) of a consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or conveyance to another Person or entity or group of Persons or entities acting in concert as a partnership, limited partnership, syndicate or other group (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of all or substantially all of the property and assets of the Company; or

          (b) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (c) of any action triggering an adjustment of the Conversion Price pursuant to this Article XVI;

     Then, in each case, the Company shall cause to be filed with the Trustee and the Conversion Agent for the applicable Debt Securities, and shall cause to be given, to the holders of record of applicable Debt Securities in the manner provided in Section 18.2, at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of any distribution or grant of rights or warrants triggering an adjustment to the Conversion Price pursuant to this Article XVI, or, if a record is not to be taken, the date as of which the holders of record or Common Stock entitled to such distribution, rights or warrants are to be determined, or (y) the date on which any reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up triggering an adjustment to the Conversion Price pursuant to this Article XVI is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up.

     Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in clause (a), (b), or (c) of this Section.

SECTION 16.7  COMPANY TO RESERVE STOCK; REGISTRATION; LISTING.

          (a) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Debt Securities, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all applicable outstanding Debt Securities into such Common Stock at any time (assuming that, at the time of the computation of such number of shares or securities, all such Debt Securities would be held by a single holder); provided, however, that nothing contained herein shall preclude the Company from satisfying its obligations in respect of the conversion of the Debt Securities by delivery of purchased shares of Common Stock which are held in the treasury of the Company. The Company shall from time to time, in accordance with the laws of the State of Delaware, use its best efforts to cause the authorized amount of the Common Stock to be increased if the aggregate of the authorized amount of the Common Stock remaining unissued and the issued shares of such

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

Common Stock in its treasury (other than any such shares reserved for issuance in any other connection) shall not be sufficient to permit the conversion of all Debt Securities.

          (b) If any shares of Common Stock which would be issuable upon conversion of Debt Securities hereunder require registration with or approval of any governmental authority before such shares or securities may be issued upon such conversion, the Company will in good faith and as expeditiously as possible endeavor to cause such shares or securities to be duly registered or approved, as the case may be. The Company will endeavor to list the shares of Common Stock required to be delivered upon conversion of the Debt Securities prior to such delivery upon the principal national securities exchange upon, or the NASD automated quotation system through, which the outstanding Common Stock is listed at the time of such delivery.

SECTION 16.8   TAXES ON CONVERSION.

     The Company shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Debt Securities pursuant hereto. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or the portion, if any, of the Debt Securities which are not so converted in a name other than that in which the Debt Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

SECTION 16.9   CONVERSION AFTER RECORD DATE.

     If any Debt Securities are surrendered for conversion subsequent to the record date preceding an Interest Payment Date but on or prior to such Interest Payment Date (except Debt Securities called for redemption on a Redemption Date between such record date and Interest Payment Date), the holder of such Debt Securities at the close of business on such record date shall be entitled to receive the interest payable on such Debt Securities on such Interest Payment Date notwithstanding the conversion thereof. Debt Securities surrendered for conversion during the period from the close of business on any record date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Debt Securities which have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds of an amount equal to the interest payable on such Interest Payment Date on the Debt Securities being surrendered for conversion. Except as provided in this Section 16.9, no adjustments in respect of payments of interest on Debt Securities surrendered for conversion or any dividends or distributions of interest on the Common Stock issued upon conversion shall be made upon the conversion of any Debt Securities.

SECTION 16.10  COMPANY DETERMINATION FINAL.

     Any determination that the Company or the Board of Directors must make pursuant to this Article is conclusive.

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

SECTION 16.11 TRUSTEE'S DISCLAIMER.

     The Trustee has no duty to determine when an adjustment under this Article should be made, how it should be made or what it should be. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Debt Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article. Each Conversion Agent other than the Company shall have the same protection under this Section as the Trustee.

                                  ARTICLE XVII

                                   GUARANTEES

SECTION 17.1  APPLICABILITY OF ARTICLE.

     The provisions of this Article shall be applicable to any series of Debt Securities which is to be guaranteed by one or more Guarantors.

SECTION 17.2  OBLIGOR GUARANTEE.

     The Guarantors unconditionally and jointly and severally guarantee and promise to pay to the holders and the Trustee (each a "Beneficiary"), on demand made at any time while an Event of Default exists, in lawful money of the United States of America, any and all Obligations of the Company from time to time owed to the Beneficiaries (the "Obligor Guarantee"). The term "Obligations" means any and all present and future obligations and liabilities of the Company of every type and description to the Beneficiaries under this Indenture and the Debt Securities of the series such Guarantors have guaranteed (the "Guaranteed Securities"), whether for principal, premium (if any), interest, expenses, indemnities or other amounts, in each case whether due or not due, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable. All Obligations shall be conclusively presumed to have been created in reliance on the Obligor Guarantee. The Obligor Guarantee is a continuing Guarantee of the Obligations and, except as otherwise provided in this Indenture, may not be revoked and shall not otherwise terminate unless and until any and all Obligations have been indefeasibly paid and performed in full.

SECTION 17.3  NATURE OF OBLIGOR GUARANTEE.

     The liability of each Guarantor under the Obligor Guarantee is independent of and not in consideration of or contingent upon the liability of the Company or any other Obligor, and a separate action or actions may be brought and prosecuted against any Guarantor, whether or not any action is brought or prosecuted against the Company or any other Obligor or whether the Company or any other Obligor is joined in any such action or actions. The Obligor Guarantee given by each Guarantor shall be construed as a continuing, absolute and unconditional Guarantee of payment (and not merely of collection) without regard to:

          (a) the legality, validity or enforceability of the Debt Securities or this Indenture, any of the Obligations, any security or Obligor Guarantee given by any other Guarantor;

          (b) any defense (other than payment), set-off or counterclaim that may at any time be available to the Company or any other Obligor against, and any right of setoff at any time held by, any Beneficiary; or

          (c) any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor or any other Obligor), whether or not similar to any of the foregoing, that constitutes, or might be construed to constitute, an equitable or legal discharge of the Company or any other Obligor, in bankruptcy or in any other instance.

     Any payment by any Obligor or other circumstance that operates to toll any statute of limitations applicable to such Obligor shall also operate to toll the statute of limitations applicable to each Guarantor.

SECTION 17.4  AUTHORIZATION.

     Each Guarantor authorizes each Beneficiary, without notice or further assent by such Guarantor, and without affecting any Guarantor's liability hereunder (regardless of whether any subrogation or similar right that such Guarantor may have or any other right or remedy of such Guarantor is extinguished or impaired), from time to time to do any or all of the following:

          (a) permit the Company to increase or create Obligations, or terminate, release, compromise, subordinate, extend, accelerate or otherwise change the amount or time, manner or place of payment of, or rescind any demand for payment or acceleration of, the Obligations or any part thereof, consent or enter into supplemental indentures or otherwise amend the terms and conditions of the Guaranteed Securities or this Indenture or any provision thereof;

          (b) take and hold any collateral from the Company or any other Person, perfect or refrain from perfecting a lien on any collateral, and exchange, enforce, subordinate, release (whether intentionally or unintentionally), or take or fail to take any other action in respect of, any collateral or lien or any part thereof;

          (c) exercise in such manner and order as it elects in its sole discretion, fail to exercise, waive, suspend, terminate or suffer expiration of, any of the remedies or rights of such Beneficiary against the Company or any other Obligor in respect of any Obligations or any security;

          (d) release, add or settle with any Obligor in respect of the Obligor Guarantee or the Obligations;

          (e) accept partial payments on the Obligations and apply any and all payments or recoveries from such Obligor to such of the Obligations as any Beneficiary may elect in its sole discretion, whether or not such Obligations are secured or guaranteed;

          (f) refund at any time, at such Beneficiary's sole discretion, any payments or recoveries received by such Beneficiary in respect of any Obligations; and

          (g) otherwise deal with the Company or any other Obligor as such Beneficiary may elect in its sole discretion.

SECTION 17.5  CERTAIN WAIVERS.

         Each Guarantor waives:

          (a) the right to require the Beneficiaries to proceed against the Company or any other Obligor, to proceed against or exhaust any collateral or to pursue any other remedy in any Beneficiary's power whatsoever and the right to have the property of the Company or any other Obligor first applied to the discharge of the Obligations;

          (b) all rights and benefits under applicable law purporting to reduce a Guarantor's obligations in proportion to the obligation of the principal or providing that the obligation of a surety or Guarantor must neither be larger nor in other respects more burdensome than that of the principal;

          (c) the benefits of any statute of limitations affecting the Obligations or any Guarantor's liability hereunder;

          (d) any requirement of marshaling or any other principle of election of remedies;

          (e) any right to assert against any Beneficiary any defense (legal or equitable), set-off, counterclaim and other right that any Guarantor may now or any time hereafter have against the Company or any other Obligor;

          (f) presentment, demand for payment or performance (including diligence in making demands hereunder), notice of dishonor or nonperformance, protest, acceptance and notice of acceptance of the Obligor Guarantee, and, except to the extent expressly required by the Guaranteed Securities or this Indenture, all other notices of any kind, including (i) notice of any action taken or omitted by the Beneficiaries in reliance hereon, (ii) notice of any default by the Company or any other Obligor, (iii) notice that any portion of the Obligations is due, (iv) notice of any action against the Company or any other Obligor, or any enforcement or other action with respect to any collateral, or the assertion of any right of any Beneficiary hereunder; and

          (g) all defenses that at any time may be available to any Guarantor by virtue of any valuation, stay, moratorium or other law now or hereafter in effect.

SECTION 17.6  NO SUBROGATION; CERTAIN AGREEMENTS.

          (a) Each Guarantor waives any and all rights of subrogation, indemnity or reimbursement, and any and all benefits of and rights to enforce any power, right or remedy that any beneficiary may now or hereafter have in respect of the obligations against the Company or any other obligor (other than rights of contribution from other guarantors), and any and all other rights and claims (as defined in the bankruptcy code) any guarantor may have against the Company, under applicable law or otherwise, at law or in equity, by reason of any payment under the obligor guarantee, unless and until the obligations shall have been paid in full.

          (b) Each Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of each other Obligor and of all other circumstances bearing upon the risk of nonpayment of the Obligations or the Obligor Guarantee of any other Guarantor that diligent inquiry would reveal, and agrees that the Beneficiaries shall have no duty to advise any Guarantor of information regarding such condition or any such circumstances.

SECTION 17.7  BANKRUPTCY NO DISCHARGE.

          (a) Without limiting Section 17.3, the Obligor Guarantee shall not be discharged or otherwise affected by any bankruptcy, reorganization or similar proceeding commenced by or against the Company or any other Obligor, including
(i) any discharge of, or bar or stay against collecting, all or any part of the Obligations in or as a result of any such proceeding, whether or not assented to by any Beneficiary, (ii) any disallowance of all or any portion of any Beneficiary's claim for repayment of the Obligations, (iii) any use of cash or other collateral in any such proceeding, (iv) any agreement or stipulation as to adequate protection in any such proceeding, (v) any failure by any Beneficiary to file or enforce a claim against the Company or any other Obligor or its estate in any bankruptcy or reorganization case, (vi) any amendment, modification, stay or cure of any Beneficiary's rights that may occur in any such proceeding, (vii) any election by any Beneficiary under Section 1112(b)(2) of the Bankruptcy Code, or (viii) any borrowing or grant of a lien under Section 364 of the Bankruptcy Code. Each Guarantor understands and acknowledges that by virtue of the Obligor Guarantee, it has specifically assumed any and all risks of any such proceeding with respect to the Company and each other Obligor.

          (b) Notwithstanding anything in this Article XVII to the contrary, any Event of Default under the Guaranteed Securities or Section 5.1 of this Indenture shall render all Obligations automatically due and payable for purposes of the Obligor Guarantee, without demand on the part of the Trustee or any Holder.

          (c) Notwithstanding anything to the contrary herein contained, the Obligor Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by any Beneficiary in connection with any bankruptcy, reorganization or similar proceeding involving the Company, any other Obligor or otherwise or if any Beneficiary elects to return any such payment or proceeds or any part thereof in its sole discretion, all as though such payment had not been made or such proceeds not been received.

SECTION 17.8  RIGHTS OF CONTRIBUTION.

          (a) In order to provide for just and equitable contribution among the Guarantors in connection with the respective Obligor Guarantees, the Guarantors have agreed among themselves that if any Guarantor satisfies some or all of the Obligations of the Company guaranteed by it hereunder (a "Funding Guarantor"), the Funding Guarantor shall be entitled to contribution from the other Guarantors that have positive Maximum Net Worth (as defined below) for all payments made by the Funding Guarantor in satisfying such Obligations, so that each Guarantor that remains obligated under it Subsidiary Guarantee at the time that a Funding Guarantor makes such payment (a "Remaining Guarantor") and has a positive Maximum Net Worth shall bear a portion of such payment equal to the percentage that such Remaining Guarantor's Maximum Net Worth bears to the aggregate Maximum Net Worth of all Remaining Guarantors that have positive Maximum Net Worth.

          (b) For purposes of this Section 17.8, the following terms are defined as set forth below:

     "Net Worth" means, with respect to any Guarantor, the amount, as of any date of calculation, by which the sum of such Person's assets (including subrogation, indemnity, contribution, reimbursement and similar rights that such Guarantor may have), determined on the basis of a "fair valuation" or their "fair salable value" (whichever is the applicable test under Section 548 and other relevant provisions of Bankruptcy Code, and the relevant state fraudulent conveyance or transfer laws) is greater than the amount that will be required to pay all of such Person's debts, in each case matured or unmatured, contingent or otherwise, as of the date of calculation, but excluding liabilities arising under its Obligor Guarantee and excluding, to the maximum extent permitted by applicable law with the objective of avoiding rendering such Person insolvent, liabilities subordinated to the Obligations under such Obligor Guarantees arising out of loans or advances made to such Person by any other Person.

     "Maximum Net Worth" means, with respect to any Guarantor, the greatest of the Net Worths calculated as of the following dates: (A) the date of which the Guarantor becomes a Guarantor hereunder, (B) the date on which such Guarantor expressly reaffirms its Subsidiary Guarantee, (C) the date on which demand for payment is made on such Guarantor hereunder, (D) the date on which payment is made by such Guarantor hereunder or (E) the date on which any judgment, order or decree is entered requiring such Guarantor to make payment hereunder or in respect hereof.

     The meaning of the terms "fair valuation" and "fair salable value" and the calculation of assets and liabilities shall be determined and made in accordance with the relevant provisions of any Bankruptcy Code and applicable state fraudulent conveyance or transfer laws.

SECTION 17.9  LIMITATION ON LIABILITY.

     If the obligations of any Guarantor hereunder otherwise would be subject to avoidance under Section 548 of the Bankruptcy Code or any applicable state law relating to fraudulent conveyances or fraudulent transfers, taking into consideration such Guarantor's (i) rights of reimbursement and indemnity from the Company with respect to amounts paid by such Guarantor and (ii) rights of contribution from other Guarantors pursuant to Section 17.8, then such obligations hereby are reduced to the largest amount that would make them not subject to such avoidance. Any Person asserting that such Guarantor's obligations are so avoidable shall have the burden (including the burden of production and persuasion) of proving (a) that, without giving effect to this paragraph, such Guarantor's obligations hereunder would be avoidable and (b) the extent to which such obligations are reduced by operation of this paragraph.

SECTION 17.10  APPLICATION OF CERTAIN TERMS AND PROVISIONS TO THE GUARANTORS.

          (a) For purposes of any provision of this Indenture which provides for the delivery by any Guarantor of an Officer's Certificate and/or an Opinion of Counsel, the definitions of such terms in Section 1.01 shall apply to such Subsidiary Guarantor as if references therein to the Company were references to such Guarantor.

          (b) Any request, direction, order or demand which by any provision of this Indenture is to be made by any Guarantor, shall be sufficient if evidenced as described in Section 18.2 as if references therein to the Company were references to such Guarantor.

          (c) Upon any demand, request or application by any Guarantor to the Trustee to take any action under this Indenture, such Guarantor shall furnish to the Trustee such certificates and opinions as are required in Section 1.02 hereof as if all references therein to the Company were references to such Guarantor.

SECTION 17.11  EXECUTION AND DELIVERY OF GUARANTEE.

     Each Guarantor shall be deemed to have signed on each Debt Security issued hereunder any required notation of guarantee to the same extent as if the signature of such Guarantor appeared on such Debt Security. The delivery of any Debt Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Obligor Guarantee set forth in Section 17.2 on behalf of each Guarantor. The notation of a guarantee set forth on any Debt Security shall be null and void and of no further effect with respect to the Obligor Guarantee of any Guarantor which, pursuant to Section 17.12 or Section 17.13, is released from such Guarantee.

SECTION 17.12  GUARANTOR MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

          (a) Nothing contained in this Indenture or in any of the Debt Securities shall prevent any consolidation or merger of a Guarantor with or into the Company or any other Guarantor. Upon any such consolidation or merger, the Obligor Guarantee (as set forth in Section 17.2) of the Guarantor which is not the survivor of the merger or consolidation, shall be released and shall no longer have any force or effect.

          (b) Nothing contained in this Indenture shall prevent any sale or conveyance of assets of any Guarantor (whether or not constituting all or substantially all of the assets of such Guarantor) to any Person, provided that the Company shall comply with any applicable terms of this Indenture, and provided further that, subject to Section 17.13, in the event that all of the assets of a Guarantor are sold or conveyed, the Obligor Guarantee of such Guarantor (as set forth in Section 17.2) shall be released and shall no longer have any force or effect.

          (c) Except as provided in Section 17.12(a) or Section 17.13, each Guarantor shall not, directly or indirectly, consolidate with or merge with or into another Person, unless (i) either (a) the Guarantor is the continuing entity or (b) the resulting or surviving entity is a corporation organized under the laws of the United States, any state thereof or the District of Columbia and expressly assumes by supplemental indenture all of the obligations of the Guarantor in connection with the Debt Securities and this Indenture; (ii) no Default or Event of Default would occur as a consequence of (after giving effect, on a pro forma basis, to) such transaction; and (iii) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation or merger and if a supplemental indenture is required, such supplemental indenture comply with this Indenture and that all conditions precedent herein relating to such transaction have been satisfied.

          (d) Upon any consolidation or merger of a Guarantor in accordance with
Section 17.12, the successor corporation formed by such consolidation or into which the Guarantor is merger shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor corporation had been named herein a the Guarantor, and when a successor corporation duly assumes all of the obligations of the Guarantor pursuant hereto and pursuant to the Debt Securities, the Guarantor shall be released from such obligations.

SECTION 17.13  RELEASE OF GUARANTORS.

          (a) Without further notice or action being required by any Person, but subject to Section 10.1, any Guarantor, and each Subsidiary of such Guarantor that is also a Guarantor, shall be fully and conditionally released and discharged from all obligations under its Obligor Guarantee and this Indenture, upon (i) the sale or other disposition of all of the assets or properties of such Guarantor, or 50% or more of the equity interests of any such Guarantor or Persons other than the Company and their Subsidiaries or (ii) the consolidation or merger of any such Guarantor with any Person other than the Company or a Subsidiary of the Company, if, as a result of such consolidation or merger, Persons other than the Company and their Subsidiaries beneficially own more than 50% of the capital stock of such Guarantor, provided, that, in either such case, the proceeds of any such sale, disposition, merger or consolidation are applied in accordance with this Indenture; or (iii) a defeasance as provided in Article XV hereof.

          (b) The releases and discharges set forth in Section 17.13(a) shall be effective (i) in the case of releases and discharges effected pursuant to clause
(i) or (ii) of Section 17.13(a) by virtue of a sale, disposition, consolidation or merger, on the date of consummation thereof and (ii) in the case of releases and discharges effected pursuant to clause (iii) of Section 17.13(a), upon the date of defeasance. At the written request of the Company, the Trustee shall promptly execute and deliver appropriate instruments in forms reasonably acceptable to the Company evidencing and further implementing any releases and discharges pursuant to the foregoing provisions. If the Company desires the instruments evidencing or implementing any releases or discharges to be executed prior to the effectiveness of such releases and discharges as set forth above, necessary to cause the effectiveness of such releases and discharges, as specified in the first sentence of this Section 17.13.

          (c) Notwithstanding the foregoing provisions of this Article XVII, (i) any Guarantor whose Obligor Guarantee would otherwise be released pursuant to the provisions of this Section 17.13 may elect, by written notice to the Trustee, to maintain such Obligor Guarantee in effect notwithstanding the event or events that otherwise would cause the release of such Obligor Guarantee (which election to maintain such guarantee in effect may be conditional or for a limited period of time), and (ii) any Subsidiary of the Company which is not a Guarantor may elect, by written notice to the Trustee, to become a Guarantor (which election may be conditional or for a limited period of time).

SECTION 17.14  CERTAIN BANKRUPTCY EVENTS.

     Each Guarantor hereby covenants and agrees, to the fullest extent that it may do so under applicable law, that in the event of the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, such Guarantor shall not file (or join in any filing of), or otherwise seek to participate in the filing of, any motion or request seeking to stay or to prohibit (even temporarily) execution on the Obligor Guarantee and hereby waives and agrees not to take the benefit of any such stay of execution.

                                  ARTICLE XVIII

                                  MISCELLANEOUS

SECTION 18.1   NOTICES, ETC., TO TRUSTEE AND COMPANY.

     Any Act of holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (a) the Trustee by any holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

          (b) the Company by the Trustee or by any holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or airmail postage prepaid if sent from outside the United States, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, to the attention of its Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.

     Any such Act or other document shall be in the English language, except that any published notice may be in an official language of the country of publication.

SECTION 18.2   NOTICE TO HOLDERS; WAIVER.

     When this Indenture provides for notice to holders of any event, such notice shall be sufficiently given to holders (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to such holders as their names and addresses appear in the Security Register, within the time prescribed; provided, however, that, in any case, any notice to holders of Floating Rate Securities regarding the determination of a periodic rate of interest, if such notice is required pursuant to Section 3.1, shall be sufficiently given if given in the manner specified pursuant to Section 3.1.

     In the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

     In the event of suspension of publication of any Authorized Newspapers or by reason of any other cause it shall be impracticable to give notice by publication, such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver. In any case where notice to holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular holder shall affect the sufficiency of such notice with respect to other holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. In any case where notice to holders is given by publication, any defect in any notice so published as to any particular holder shall not affect the sufficiency of such notice with respect to other holders, and any notice which is published in the manner herein provided shall be conclusively presumed to have been duly given.

SECTION 18.3   CONFLICT WITH TRUST INDENTURE ACT.

     If any provision hereof limits, qualifies or conflicts with the duties imposed on any person by the provisions of Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

SECTION 18.4   COUNTERPARTS; EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     This Indenture may be executed in any number of counterparts, each of which when executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture. The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 18.5   SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

SECTION 18.6   SEPARABILITY CLAUSE.

     In case any provision in this Indenture or in the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 18.7   BENEFITS OF INDENTURE.

     Nothing in this Indenture or in the Debt Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder, and the holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 18.8   GOVERNING LAW.

     This Indenture and the Debt Securities shall be deemed to be contracts made and to be performed entirely in the State of New York, and for all purposes shall be governed by and construed in accordance with the internal laws of said State without regard to the conflicts of law rules of said State.

SECTION 18.9   LEGAL HOLIDAYS.

     Unless otherwise specified pursuant to Section 3.1 or in any Debt Security, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Debt Security of any series shall not be a Business Day at any Place of Payment for the Debt Securities of that series, then (notwithstanding any other provision of this Indenture or of the Debt Securities) payment of principal (and premium, if any) or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day if such payment is made or duly provided for on such Business Day.

SECTION 18.10  NO RECOURSE AGAINST OTHERS.

     No direct or indirect incorporator, employee, shareholder, director or officer, as such, past, present or future of the Company or any successor corporation or any of the Company's Affiliates, shall have any personal liability in respect of the obligations of the Company under the Debt Securities or this Indenture, either directly or through the Company, by reason of his, her or its status as such incorporator, shareholder, employee, director or officer. Each holder by accepting a Debt Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Debt Securities.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                             PINNACLE ENTERTAINMENT, INC.



                                             By: _______________________________

                                             Name: _____________________________

                                             Title: ____________________________

                                             [SEAL]

Attest:



By: _______________________________

Name: _____________________________

Title: ____________________________

                                             [NAME OF TRUSTEE], as Trustee



                                             By: _______________________________

                                             Name: _____________________________

                                             Title: ____________________________

                                             [SEAL]

Attest:



By: _______________________________

Name: _____________________________

Title: ____________________________

                                                                       EXHIBIT A

               [FORM OF REDEEMABLE OR NONREDEEMABLE DEBT SECURITY]
                             [FACE OF DEBT SECURITY]

     [THIS DEBT SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY DEBT SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS DEBT SECURITY SHALL BE A GLOBAL NOTE SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

     [IF THIS DEBT SECURITY IS AN ORIGINAL ISSUE DISCOUNT DEBT SECURITY, INSERT--FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS DEBT SECURITY IS _____% OF ITS PRINCIPAL AMOUNT, THE ISSUE DATE IS __________, 20__ [AND] THE YIELD TO MATURITY IS ____ %. THE METHOD USED TO DETERMINE THE AMOUNT OF ORIGINAL ISSUE DISCOUNT APPLICABLE TO THE SHORT ACCRUAL PERIOD OF __________, 20__ TO ________, 20__, IS ____% OF THE PRINCIPAL AMOUNT OF THIS DEBT SECURITY.]

     PINNACLE ENTERTAINMENT, INC. [DESIGNATION OF SERIES]

No.__________            $__________

     PINNACLE ENTERTAINMENT, INC., a Delaware corporation (herein referred to as the "Company," which term includes any successor corporations under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to __________ or registered assigns the principal sum of _____________________ Dollars on __________ (the "Stated Maturity Date") [OR
INSERT DATE FIXED FOR EARLIER REDEMPTION (the "Redemption Date" and, together with the Stated Maturity Date with respect to principal repayable on such date, the "Maturity Date")].

     [IF THE DEBT SECURITY IS TO BEAR INTEREST PRIOR TO MATURITY, INSERT--and to pay interest thereon from _____________________ or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on _________________ and ________________ in each year (each, an "Interest
Payment Date"), commencing _________________, at the rate of _____% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _______________ or _______________ (whether or not a Business Day, as defined below), as the case may be, next preceding such Interest Payment

Date [at the office or agency of the Company maintained for such purpose; PROVIDED, HOWEVER, that such interest may be paid, at the Company's option, by mailing a check to such Holder at his or her registered address or by transfer of funds to an account maintained by such Holder within the United States]. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 15 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.]

         [IF THE DEBT SECURITY IS NOT TO BEAR INTEREST PRIOR TO MATURITY, INSERT-- The principal of this Debt Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at the [Stated] Maturity Date and in such case the overdue principal of this Debt Security shall bear interest at the rate of _________% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of _____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

         The principal of this Debt Security payable on the [Stated] Maturity Date [or the principal of, premium, if any, and, if the Redemption Date is not an Interest Payment Date, interest on this Debt Security payable on the Redemption Date] will be paid against presentation of this Debt Security at the office or agency of the Company maintained for that purpose in ____________, in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

         Interest payable on this Debt Security on any Interest Payment Date and on the [Stated] Maturity Date [or Redemption Date, as the case may be,] will include interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including ____________, if no interest has been paid on this Debt Security) to but excluding such Interest Payment Date or the [Stated] Maturity Date [or Redemption Date, as the case may be]. If any Interest Payment Date or the [Stated] Maturity Date [or Redemption Date] falls on a day that is not a Business Day, principal, premium, if any, and/or interest payable with respect to such Interest Payment Date or [Stated] Maturity Date [or Redemption Date, as the case may be,] will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or [Stated] Maturity Date [or Redemption Date, as the case may be]. "Business Day" means any day, other than a Saturday or Sunday, on which banking institutions or trust companies in [__________] are authorized to close.

         [IF THIS DEBT SECURITY IS A GLOBAL DEBT SECURITY, INSERT--All payments of principal, premium, if any, and interest in respect of this Debt Security will be made by the Company in immediately available funds.]

         Reference is hereby made to the further provisions of this Debt Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Debt Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its [facsimile] corporate seal.

                                          PINNACLE ENTERTAINMENT, INC.


                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________

                                          [SEAL]
Attest:


By: ___________________________

Name: _________________________

Title: ________________________

         [Reverse of Debt Security]

         PINNACLE ENTERTAINMENT, INC.

         This Debt Security is one of a duly authorized issue of securities of the Company, issued and to be issued in one or more series under an Indenture, dated as of ___________, 2002 (herein called the "Indenture") between the Company and __________________, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of which this Debt Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Debt Security is one of the duly authorized series of Debt Securities designated on the face hereof (collectively, the "Debt Securities"), [IF APPLICABLE, INSERT-- and the aggregate principal amount of the securities to be issued under such series is limited to $________ (except for Debt Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Debt Securities).] All terms used in this Debt Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         If an Event of Default shall occur and be continuing, the principal of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         [IF APPLICABLE, INSERT--The Debt Securities may not be redeemed prior to the [Stated] Maturity Date.]

         The rights of each Holder and any beneficial owner of the Debt Securities are subject to the Gaming Laws and requirements of the Gaming Authorities. Each holder and beneficial owner, by accepting or otherwise acquiring an interest in the Debt Securities, shall be deemed to have agreed that if the Gaming Authority of any jurisdiction in which the Company or any of its subsidiaries conducts or proposes to conduct gaming requires that a Person who is a holder or beneficial owner must be licensed, qualified or found suitable under the applicable Gaming Laws, such holder or beneficial owner shall apply for a license, qualification or a finding of suitability within the required time period. If such Person fails to apply or become licensed or qualified or is found unsuitable, then the Company shall have the right, at its option, notwithstanding any other provision of this Indenture (i) to require such Person to dispose of its Debt Securities or beneficial interest therein within 30 days of receipt of notice of the Company's election or such earlier date as may be requested or prescribed by such Gaming Authority or (ii) to redeem such Debt Securities at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the earlier of the redemption date and the date of the finding of unsuitability, which may be less than 30 days following the notice of redemption if so requested or prescribed by the Gaming Authority, or such lesser amount as may be required by applicable law or by order of any Gaming Authority. The Company shall notify the Trustee in writing of any such redemption as soon as practicable. The Company shall not be responsible for any costs or expenses any such holder or beneficial owner may incur in connection with its application for a license, qualification or a finding of suitability. Notwithstanding any other provision of this Indenture, immediately upon the imposition of a requirement to dispose of Debt Securities by a Gaming Authority, such Person shall, to the extent required by applicable Gaming Law, have no further right (i) to exercise, directly or indirectly, through any trustee, nominee or any other person or entity, any right conferred by the Debt Securities or (ii) to receive any interest, dividends or any other distributions or payments with respect to the Debt Securities or any remuneration in any form with respect to the Debt Securities from the Company or the Trustee, except the redemption price.

         [IF APPLICABLE, INSERT--The Debt Securities are subject to redemption [(a) [IF APPLICABLE, INSERT--on ______________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount and
(b)] [IF APPLICABLE, INSERT--at any time [on or after _______________], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed on or before ___________, ____% and if redeemed during the 12-month period beginning ______________ of the years indicated, at the Redemption Prices indicated below.

Year     Redemption Price  Year     Redemption Price

and thereafter at a Redemption Price equal to ____% of the principal amount, together, in the case of any such redemption [IF APPLICABLE, INSERT--(whether through operation of the sinking fund or otherwise)], with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest on this Debt Security whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Debt Security, or one or more Predecessor Debt Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [IF APPLICABLE, INSERT--The Debt Securities are subject to redemption
(a) on ____________ in any year commencing with the year ____ and ending with the year through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below and (b) at any time on or after __________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below:

         If redeemed during the 12-month period beginning of the years indicated,

Redemption Price for Redemption Otherwise Than    Redemption Price for Redemption       Year
Through Operation of the Sinking Fund             Through Operation of Sinking Fund

and thereafter at a Redemption Price equal to ___% of the principal amount, together, in the case of any such redemption (whether through operation of the sinking fund or otherwise), with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest on this Debt Security whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Debt Security, or one or more Predecessor Debt

Securities, of record at the close of business on the relevant record dates referred to on the face hereof, all as provided in the Indenture.]

         [IF APPLICABLE, INSERT--Notwithstanding the foregoing, the Company may not, prior to __________ redeem any Debt Securities as contemplated by [clause
(b) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of money borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ____% per annum.]

         [IF APPLICABLE, INSERT--The sinking fund for the Debt Securities provides for the redemption on __________ in each year, beginning with the year ____ and ending with the year ____, of [not less than] $___] [("mandatory sinking fund") and not more than $_______] aggregate principal amount of the Debt Securities. [The Debt Securities acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made in the [DESCRIBE ORDER] order in which they become due.]]

         Notice of redemption will be given by mail to Holders of Debt Securities, not less than 30 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

         In the event of redemption of the Debt Security in part only, a new Debt Security or Debt Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         [IF APPLICABLE, INSERT CONVERSION PROVISIONS SET FORTH IN ANY BOARD RESOLUTION OR INDENTURE SUPPLEMENTAL TO THE INDENTURE.]

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority of the aggregate principal amount of all Debt Securities issued under the indenture at the time Outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of at least a majority of the aggregate principal amount of the Outstanding Debt Securities, on behalf of the Holders of all such Debt Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than at least a majority of the aggregate principal amount, in certain instances, of the Outstanding Debt Securities of any series to waive, on behalf of all of the Holders of Debt Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and other Debt Securities issued upon the registration of transfer hereof or in exchange therefore or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

         No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Debt Security at the times, rates and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein [and herein] set forth, the transfer of this Debt Security is registrable in the Security Register of the Company upon surrender of this security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Debt Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein [and herein] set forth, this Debt Security is exchangeable for a like aggregate principal amount of Debt Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

         The Debt Securities of this series are issuable only in registered form [without coupons] in denominations of $________ and any integral multiple thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Debt Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future incorporator, stockholder, employee, officer or director, as such, of the Company or of any successor or Affiliate of the Company, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         [IF APPLICABLE, INSERT--The obligations of the Company under the Indenture shall be guaranteed as set forth in the Indenture.]

         [IF APPLICABLE, INSERT--The obligations of the Company under the Indenture shall be secured as set forth in the Indenture.]

         The Indenture and the Debt Securities shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State.

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the series of Debt Securities issued under the within-mentioned Indenture.

                                        [NAME OF TRUSTEE], as Trustee


                                        By: ____________________________________

                                        Authorized Signatory: __________________